UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21609

Western Asset Variable Rate Strategic Fund Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 777-0102

Date of fiscal year end: September 30

Date of reporting period: September 30, 2013

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report     September 30, 2013

WESTERN ASSET

VARIABLE RATE

STRATEGIC FUND INC. (GFY)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund’s investment objective is to maintain a high level of current income.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Variable Rate Strategic Fund Inc. for the twelve-month reporting period ended September 30, 2013. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

I am pleased to introduce myself as the new Chairman, President and Chief Executive Officer of the Fund, succeeding R. Jay Gerken, as he embarks upon his retirement. Jay has most recently served as Chairman, President and Chief Executive Officer of the Fund and other funds in the Legg Mason complex. On behalf of all our shareholders and the Fund’s Board of Directors, I would like to thank Jay for his vision and guidance, and wish him all the best.

I am honored to have been appointed to my new role with the Fund. During my 23 year career in the financial industry, I have seen it evolve and expand. Despite these changes, keeping an unwavering focus on our shareholders and their needs remains paramount. This was a consistent focus of Jay’s, and I look forward to following his lead in the years to come.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.lmcef.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

II	Western Asset Variable Rate Strategic Fund Inc.

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

Chairman, President and Chief Executive Officer

October 25, 2013

Western Asset Variable Rate Strategic Fund Inc.	III

Investment commentary

Economic review

The U.S. economy continued to grow over the twelve months ended September 30, 2013 (the “reporting period”), but the pace was far from robust. Looking back, U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was an anemic 0.1% during the fourth quarter of 2012. This weakness was partially driven by moderating private inventory investment and federal government spending. Economic growth then improved, as first quarter 2013 GDP growth was 1.1%, partially driven by strengthening consumer spending. GDP growth in the second quarter further improved to 2.5%. This was partially due to increases in exports and non-residential fixed investments, along with a smaller decline in federal government spending versus the previous quarter.

While there was some improvement in the U.S. job market, unemployment remained elevated throughout the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 7.9%. The unemployment rate fluctuated between 7.8% and 7.9% over the next four months. Unemployment then fell to 7.7% in February 2013 and edged lower over much of the next seven months to reach 7.2% in September 2013, its lowest reading since November 2008. However, this was partially due to a decline in the workforce participation rate, which was 63.2% in September, the lowest level since 1978.

Meanwhile, the housing market continued to show signs of strength, as sales generally improved and home prices moved higher. According to the National Association of Realtors (“NAR”), existing-home sales dipped 1.9% on a seasonally adjusted basis in September 2013 versus the previous month, but were 10.7% higher than in September 2012. In addition, the NAR reported that the median existing-home price for all housing types was $199,200 in September 2013, up 11.7% from September 2012. This marked the tenth consecutive month that home prices experienced a double-digit increase compared to the same period a year earlier. The inventory of homes available for sale in September 2013 was 0.1% higher than the previous month at a 5.0 month supply at the current sales pace and was 1.8% higher than in September 2012.

The manufacturing sector expanded during the majority of the reporting period, although it experienced several soft patches. Based on the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, after expanding the prior two months, the PMI fell to 49.5 in November 2012. This represented the PMI’s lowest reading since July 2009 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). Manufacturing then expanded over the next five months, before contracting again in May 2013, with a PMI of 49.0. However, this was a temporary setback, as the PMI rose over the next four months and was 56.2 in September, the best reading since April 2011.

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. At its meeting in December 2012, the Fed announced that it would continue purchasing $40 billion

IV	Western Asset Variable Rate Strategic Fund Inc.

per month of agency mortgage-backed securities (“MBS”), as well as initially purchasing $45 billion per month of longer-term Treasuries. The Fed also said that it would keep the federal funds rate on hold “…as long as the unemployment rate remains above 6.5%, inflation between one and two years ahead is projected to be no more than a half percentage point above the Committee’s 2.0% longer-run goal, and longer-term inflation expectations continue to be well anchored.” At its meeting that ended on June 19, 2013, the Fed did not make any material changes to its official policy statement. However, in a press conference following the meeting, Fed Chairman Bernanke said “…the Committee currently anticipates that it would be appropriate to moderate the monthly pace of purchases later this year; and if the subsequent data remain broadly aligned with our current expectations for the economy, we would continue to reduce the pace of purchases in measured steps through the first half of next year, ending purchases around midyear.” In a surprise to many investors, at its meeting that ended on September 18, 2013, the Fed did not taper its asset purchase program and said that it “…decided to await more evidence that progress will be sustained before adjusting the pace of its purchases.” Fed Chairman Bernanke also brought up the potential for a partial government shutdown on October 1 and the debt ceiling debate as reasons for maintaining its current policy. At the Fed’s meeting that concluded on October 30, 2013, after the reporting period ended, the Fed maintained its asset purchase program and said that “Asset purchases are not on a preset course, and the Committee’s decisions about their pace will remain contingent on the Committee’s economic outlook as well as its assessment of the likely efficacy and costs of such purchases.”

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Kenneth D. Fuller

Chairman, President and Chief Executive Officer

October 31, 2013

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

Western Asset Variable Rate Strategic Fund Inc.	V

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to maintain a high level of current income. The Fund invests primarily in variable rate instruments of U.S. and non-U.S. issuers, including U.S. and non-U.S. investment grade and high-yield debt, senior loans, emerging market debt and derivatives related to these securities.

In order to take advantage of a broader set of market opportunities beyond just floating rate securities, the Fund ‘synthetically’ creates net floating rate exposure via the use of interest rate swaps. Specifically, the Fund purchases securities with fixed rate coupons, but then offsets that durationi exposure via short positions in interest rate swap contracts. Per the terms of these contracts, the Fund pays a fixed rate to the term of the contract, but simultaneously receives a floating rate coupon, reset quarterly. In this way, the combination of fixed rate securities plus a swap results in a net floating rate exposure for the Fund.

At Western Asset Management Company (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization. The individuals responsible for development of investment strategy, day-to-day portfolio management, oversight and coordination of the Fund are Stephen A. Walsh and Dennis J. McNamara. It is anticipated that Mr. Walsh will step down as a member of the Fund’s portfolio management team effective on or about March 31, 2014 and that S. Kenneth Leech will join the Fund’s portfolio management team at that time. Mr. Leech has been employed by Western Asset as an investment professional for more than 20 years.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The spread sectors (non-Treasuries) experienced several periods of heightened risk aversion and generated mixed results versus equal-duration Treasuries over the twelve months ended September 30, 2013. Risk aversion was prevalent at times given shifting economic data, geopolitical issues, signs of shifting monetary policy by the Federal Reserve Board (“Fed”)ii and expectations for a partial federal government shutdown on October 1, 2013 (which occurred after the reporting period ended).

Both short- and long-term Treasury yields moved higher during the twelve months ended September 30, 2013. Two-year Treasury yields rose from 0.23% at the beginning of the period to 0.33% at the end of the period. Their peak of 0.52% occurred on September 5, 2013 and they were as low as 0.20% on April 29, 2013 and in early May 2013. Ten-year Treasury yields were 1.65% at the beginning of the period and 2.64% at the end of the period. Their peak of 2.98% also occurred on September 5, 2013 and their low of 1.58% took place in mid-November 2012.

All told, the Barclays U.S. Aggregate Indexiii declined 1.68% for the twelve months ended September 30, 2013. For comparison purposes, riskier fixed-income securities, including high-yield bond and emerging

Western Asset Variable Rate Strategic Fund Inc. 2013 Annual Report	1

Fund overview (cont’d)

market debt, produced mixed results. Over the fiscal year, the Barclays U.S. Corporate High Yield — 2% Issuer Cap Indexiv and the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)v returned 7.14% and -4.34%, respectively.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund’s portfolio during the reporting period. However, the Fund continues to follow its investment policy to generally hold at least 80% of its assets in floating rate securities. Toward the end of 2012 and in early 2013 we reduced the Fund’s overall risk exposure as valuations had become somewhat less attractive. We tactically added back to some of those positions during the second and third quarters of 2013 when valuations were more favorable. Looking at the 12-month period as a whole, we increased our allocations to emerging market debt and high-yield industrial bonds, while reducing our exposures to bank loans, investment grade corporate bond and non-agency mortgage-backed securities (“MBS”).

The use of leverage was tactically managed during the reporting period. We ended the period with leverage at roughly 6.23% of the gross assets of the Fund, versus roughly 4.72% at the beginning of the period. The use of leverage was positive for performance during the twelve months ended September 30, 2013.

During the reporting period, we utilized U.S. Treasury futures and interest rate swaps to manage the portfolio’s duration and yield curvevi exposure. Overall, these positions added to performance over the period. Currency forwards, which were utilized to hedge the Fund’s non-U.S. dollar currency exposures, modestly detracted from performance. Finally, credit default swaps (CDS) were used to manage our credit exposure. They were a small drag on results.

Performance review

For the twelve months ended September 30, 2013, Western Asset Variable Rate Strategic Fund Inc. returned 6.16% based on its net asset value (“NAV”)vii and -3.25% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmark, the BofA Merrill Lynch Constant Maturity 3-Month LIBOR Indexviii, returned 0.32% for the same period. The Lipper Global Income Closed-End Funds Category Averageix returned 1.36% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During the twelve-month period, the Fund made distributions to shareholders totaling $0.87 per share1. The performance table shows the Fund’s twelve-month total return based on its NAV and market price as of September 30, 2013. Past performance is no guarantee of future results.

[1]

Distributions paid by the Fund may be comprised of income, capital gains and/or return of capital. For the tax character of distributions paid during the fiscal year ended September 30, 2013, please refer to page 27 of this report.

2	Western Asset Variable Rate Strategic Fund Inc. 2013 Annual Report

Performance snapshot as of September 30, 2013
Price Per Share	12-Month Total Return*
$18.71 (NAV)	6.16	%†
$17.00 (Market Price)	-3.25	%‡

All figures represent past performance and are not a guarantee of future results.

* Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.

† Total return assumes the reinvestment of all distributions at NAV.

‡ Total return assumes the reinvestment of all distributions in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s relative performance during the reporting period was our overweight exposure to non-agency MBS. The sector was supported by lower delinquencies and strong demand. In addition, improving house price data reinforced higher valuations in the residential MBS sector.

The Fund’s overweights to high-yield and investment grade corporate bonds were rewarded as their spreads narrowed given generally strong investor demand and low defaults. Individual high-yield holdings that added the most value included our overweights in Nara Cable Funding and Ally Financial. Many of the best performing investment grade corporate bond holdings were in the Financials sector, such as our overweights in Credit Agricole and Odebrecht Financial.

Elsewhere, our overweights to asset-backed securities and commercial mortgage-backed securities and agency MBS were positive for results.

Q. What were the leading detractors from performance?

A. The Fund significantly outperformed its benchmark during the reporting period. Modestly detracting from the Fund’s relative performance was its duration positioning, as it was longer than that of the benchmark. Overweight positions in several high-yield bonds, including General Motors Financial Co. and NewPage Corp., were negative for performance. A number of investment grade bonds holdings also detracted from performance, including Wells Fargo and Time Warner Cable.

Looking for additional information?

The Fund is traded under the symbol “GFY” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XGFYX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.lmcef.com.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Western Asset Variable Rate Strategic Fund Inc. As always, we appreciate that you have chosen

Western Asset Variable Rate Strategic Fund Inc. 2013 Annual Report	3

Fund overview (cont’d)

us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

October 17, 2013

RISKS: The Fund is a non-diversified, closed-end management investment company designed primarily as a long term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective. Common shares at any point in time may be worth less than when invested, even after taking into account the reinvestment of Fund dividends and distributions. The Fund invests in fixed-income securities which are subject to credit risks, including the risk of nonpayment of scheduled interest or loan payments, which could lower the Fund’s value. The Fund’s investments are subject to credit risk, inflation risk and interest rate risk. As interest rates rise, the value of a fixed-income portfolio generally declines, reducing the value of the Fund. However, the Fund can normally be expected to have less significant interest rate related fluctuations in its NAV than investment companies investing primarily in fixed-rate fixed-income securities (other than money market funds) because the floating or variable rate securities in which the Fund invests float in response to changes in prevailing market interest rates. The Fund may invest in high-yield and foreign securities, including emerging markets, which involve risks beyond those inherent solely in higher rated and domestic investments. High-yield bonds involve greater credit and liquidity risks than investment grade bonds. Investing in foreign securities is subject to certain risks typically not associated with domestic investing, such as currency fluctuations and changes in political conditions. These risks are magnified in emerging or developing markets. Derivatives, such as options or futures, can be illiquid and hard to value, especially in declining markets. A small investment in certain derivatives may have a potentially large impact on Fund performance.

Portfolio holdings and breakdowns are as of September 30, 2013 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 9 through 23 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of total net assets) as of September 30, 2013 were: Collateralized Mortgage Obligations (35.7%), Asset-Backed Securities (23.1%), Financials (13.6%), Energy (6.4%) and Consumer Discretionary (5.0%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

4	Western Asset Variable Rate Strategic Fund Inc. 2013 Annual Report

[i]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

iv

The Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

[v]

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

vi	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

vii

Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total investments) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

viii

The BofA Merrill Lynch Constant Maturity 3-Month LIBOR Index is based on the assumed purchase of a synthetic instrument having three months to maturity and with a coupon equal to the closing quote for three-month LIBOR. That issue is sold the following day (priced at a yield equal to the current day closing three-month LIBOR rate) and is rolled into a new three-month instrument. The Index, therefore, will always have a constant maturity equal to exactly three months.

ix

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended September 30, 2013, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 14 funds in the Fund’s Lipper category.

Western Asset Variable Rate Strategic Fund Inc. 2013 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of September 30, 2013 and September 30, 2012. and does not include derivatives, such as future contracts, written options, forward foreign currency contracts and swap contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.
‡	Represents less than 0.1%.

6	Western Asset Variable Rate Strategic Fund Inc. 2013 Annual Report

Spread duration (unaudited)

Economic exposure — September 30, 2013

Total Spread Duration
GFY	— 3.18 years
Benchmark	— 0.00 years

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
EM	— Emerging Markets
GFY	— Western Asset Variable Rate Strategic Fund Inc.
HY	— High Yield
IG Credit	— Investment-Grade Credit
MBS	— Mortgage-Backed Securities
Benchmark	— BofA Merrill Lynch USD LIBOR 3-Month Constant Maturity

Western Asset Variable Rate Strategic Fund Inc. 2013 Annual Report	7

Effective duration (unaudited)

Interest rate exposure — September 30, 2013

Total Effective Duration
GFY	— 1.06 years
Benchmark	— 0.25 years

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
EM	— Emerging Markets
GFY	— Western Asset Variable Rate Strategic Fund Inc.
IG Credit	— Investment-Grade Credit
HY	— High Yield
MBS	— Mortgage-Backed Securities
Benchmark	— BofA Merrill Lynch USD LIBOR 3-Month Constant Maturity

8	Western Asset Variable Rate Strategic Fund Inc. 2013 Annual Report

Schedule of investments

September 30, 2013

Western Asset Variable Rate Strategic Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Corporate Bonds & Notes — 36.0%
Consumer Discretionary — 3.8%
Automobiles — 1.0%
Ford Motor Credit Co., LLC, Senior Notes	2.750%	5/15/15	590,000	$603,737
Ford Motor Credit Co., LLC, Senior Notes	5.875%	8/2/21	250,000	278,348
General Motors Co., Senior Notes	3.500%	10/2/18	400,000	401,000	(a)
Total Automobiles				1,283,085
Consumer Finance — 0.2%
Abbey National Treasury Services PLC, Senior Notes	1.844%	4/25/14	180,000	181,414	(b)
Diversified Consumer Services — 0.0%
Service Corp. International, Senior Notes	7.625%	10/1/18	30,000	34,125
Hotels, Restaurants & Leisure — 0.6%
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	175,000	178,062
Choctaw Resort Development Enterprise, Senior Notes	7.250%	11/15/19	218,000	215,820	(a)
El Pollo Loco Inc., Secured Notes	17.000%	1/1/18	131,137	138,351	(a)(c)
MGM Resorts International, Senior Notes	7.625%	1/15/17	230,000	258,175
Snoqualmie Entertainment Authority, Senior Secured Notes	4.147%	2/1/14	10,000	9,950	(a)(b)
Total Hotels, Restaurants & Leisure				800,358
Household Durables — 0.0%
Newell Rubbermaid Inc., Senior Notes	2.000%	6/15/15	40,000	40,571
Media — 1.7%
Comcast Corp., Senior Notes	6.500%	1/15/17	400,000	464,745
DISH DBS Corp., Senior Notes	6.750%	6/1/21	400,000	422,500
Nara Cable Funding Ltd., Senior Secured Notes	8.875%	12/1/18	600,000	636,000	(a)
News America Inc., Notes	5.300%	12/15/14	200,000	211,073
Time Warner Cable Inc., Senior Notes	4.125%	2/15/21	400,000	378,343
UPC Holding BV, Senior Notes	9.875%	4/15/18	30,000	32,700	(a)
Total Media				2,145,361
Specialty Retail — 0.3%
Lowe’s Cos. Inc., Senior Notes	2.125%	4/15/16	300,000	309,193
Total Consumer Discretionary				4,794,107
Consumer Staples — 2.2%
Beverages — 0.3%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	4.125%	1/15/15	90,000	94,180
Anheuser-Busch InBev Worldwide Inc., Senior Notes	2.875%	2/15/16	300,000	314,066
Total Beverages				408,246
Food & Staples Retailing — 0.6%
Kroger Co., Notes	3.900%	10/1/15	360,000	379,687
Wal-Mart Stores Inc., Senior Notes	2.800%	4/15/16	300,000	315,645
Total Food & Staples Retailing				695,332

See Notes to Financial Statements.

Western Asset Variable Rate Strategic Fund Inc. 2013 Annual Report	9

Schedule of investments (cont’d)

September 30, 2013

Western Asset Variable Rate Strategic Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Food Products — 0.2%
Kraft Foods Group Inc., Senior Notes	5.375%	2/10/20	104,000	$118,559
Mondelez International Inc., Senior Notes	5.375%	2/10/20	96,000	108,548
Total Food Products				227,107
Tobacco — 1.1%
Altria Group Inc., Senior Notes	9.250%	8/6/19	350,000	462,760
BAT International Finance PLC, Senior Notes	1.400%	6/5/15	600,000	605,669	(a)
Reynolds American Inc., Senior Secured Notes	7.300%	7/15/15	270,000	301,011
Total Tobacco				1,369,440
Total Consumer Staples				2,700,125
Energy — 6.4%
Energy Equipment & Services — 0.4%
Hercules Offshore Inc., Senior Secured Notes	10.500%	10/15/17	60,000	63,825	(a)
Key Energy Services Inc., Senior Notes	6.750%	3/1/21	350,000	348,250
Total Energy Equipment & Services				412,075
Oil, Gas & Consumable Fuels — 6.0%
Anadarko Petroleum Corp., Senior Notes	6.375%	9/15/17	380,000	442,134
BP Capital Markets PLC, Senior Notes	3.125%	10/1/15	530,000	554,553
Chesapeake Energy Corp., Senior Notes	7.250%	12/15/18	285,000	324,188
Chesapeake Energy Corp., Senior Notes	6.625%	8/15/20	150,000	162,000
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	160,000	172,400
Continental Resources Inc., Senior Notes	5.000%	9/15/22	500,000	505,625
Devon Energy Corp., Senior Notes	2.400%	7/15/16	400,000	412,186
Ecopetrol SA, Senior Notes	4.250%	9/18/18	240,000	247,500
Enterprise Products Operating LLC, Junior Subordinated Notes	8.375%	8/1/66	80,000	88,356	(b)
Enterprise Products Operating LLC, Senior Notes	3.200%	2/1/16	450,000	472,518
Enterprise Products Operating LLP, Subordinated Notes	7.034%	1/15/68	120,000	133,624	(b)
Kodiak Oil & Gas Corp., Senior Notes	8.125%	12/1/19	400,000	439,000
LUKOIL International Finance BV, Bonds	6.356%	6/7/17	210,000	234,990	(a)
LUKOIL International Finance BV, Senior Notes	7.250%	11/5/19	240,000	273,912	(a)
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.250%	6/15/22	500,000	528,750
Petrobras International Finance Co., Senior Notes	3.875%	1/27/16	250,000	259,197
Petrobras International Finance Co., Senior Notes	5.750%	1/20/20	780,000	814,370
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	40,000	44,210
Range Resources Corp., Senior Subordinated Notes	6.750%	8/1/20	550,000	595,375
Rosneft Finance SA, Senior Notes	7.875%	3/13/18	200,000	231,500	(a)
Shell International Finance BV, Senior Notes	3.100%	6/28/15	280,000	292,619

See Notes to Financial Statements.

10	Western Asset Variable Rate Strategic Fund Inc. 2013 Annual Report

Western Asset Variable Rate Strategic Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	229,000	$279,757
Total Oil, Gas & Consumable Fuels				7,508,764
Total Energy				7,920,839
Financials — 13.6%
Capital Markets — 1.5%
Goldman Sachs Capital III, Preferred Securities	4.000%	11/8/13	950,000	693,500	(b)(d)
Goldman Sachs Group Inc., Senior Notes	6.250%	9/1/17	300,000	342,568
Morgan Stanley, Senior Notes	6.000%	5/13/14	400,000	412,231
UBS AG Stamford CT, Senior Notes	3.875%	1/15/15	400,000	416,354
Total Capital Markets				1,864,653
Commercial Banks — 3.9%
Barclays Bank PLC, Senior Notes	5.000%	9/22/16	200,000	220,876
BBVA US Senior SAU, Senior Notes	3.250%	5/16/14	400,000	404,477
BBVA US Senior SAU, Senior Notes	4.664%	10/9/15	200,000	208,341
Commonwealth Bank of Australia, Senior Notes	1.950%	3/16/15	370,000	377,324
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Senior Notes	3.375%	1/19/17	190,000	202,325
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	620,000	681,225	(a)(b)(d)
Danske Bank A/S, Senior Notes	1.318%	4/14/14	300,000	301,107	(a)(b)
Intesa Sanpaolo SpA, Senior Notes	3.625%	8/12/15	140,000	142,155	(a)
Rabobank Nederland NV, Junior Subordinated Notes	11.000%	6/30/19	260,000	340,194	(a)(b)(d)
Wachovia Capital Trust III, Junior Subordinated Bonds	5.570%	11/8/13	1,420,000	1,292,200	(b)(d)
Wells Fargo & Co., Senior Notes	3.676%	6/15/16	250,000	266,614
Wells Fargo & Co., Senior Notes	2.100%	5/8/17	460,000	470,040
Total Commercial Banks				4,906,878
Consumer Finance — 4.6%
Ally Financial Inc., Senior Notes	6.750%	12/1/14	307,000	323,885
Ally Financial Inc., Senior Notes	8.000%	3/15/20	280,000	323,400
American Express Co., Senior Notes	2.650%	12/2/22	517,000	475,796
General Motors Financial Co. Inc., Senior Notes	4.250%	5/15/23	1,000,000	916,250	(a)
GMAC Inc., Senior Notes	2.460%	12/1/14	1,956,000	1,956,552	(b)
HSBC Finance Corp., Senior Notes	6.676%	1/15/21	500,000	571,817
SLM Corp., Notes	0.566%	1/27/14	700,000	696,603	(b)
Toyota Motor Credit Corp., Senior Notes	2.000%	9/15/16	400,000	411,258
Total Consumer Finance				5,675,561
Diversified Financial Services — 3.3%
Bank of America Corp., Senior Notes	3.750%	7/12/16	600,000	636,232
Bank of America Corp., Senior Notes	1.320%	3/22/18	660,000	662,769	(b)

See Notes to Financial Statements.

Western Asset Variable Rate Strategic Fund Inc. 2013 Annual Report	11

Schedule of investments (cont’d)

September 30, 2013

Western Asset Variable Rate Strategic Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Diversified Financial Services — continued
CDP Financial Inc., Senior Notes	3.000%	11/25/14	300,000	$308,583	(a)
Citigroup Inc., Senior Notes	5.500%	10/15/14	54,000	56,601
Citigroup Inc., Senior Notes	6.125%	11/21/17	800,000	920,836
General Electric Capital Corp., Senior Notes	2.950%	5/9/16	550,000	575,300
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	490,000	564,725
JPMorgan Chase & Co., Junior Subordinated Bonds	5.150%	5/1/23	450,000	396,000	(b)(d)
Total Diversified Financial Services				4,121,046
Insurance — 0.1%
American International Group Inc., Senior Notes	3.750%	11/30/13	170,000	170,815	(a)
Thrifts & Mortgage Finance — 0.2%
Santander Holdings USA Inc., Senior Notes	4.625%	4/19/16	240,000	254,452
Total Financials				16,993,405
Health Care — 0.6%
Health Care Providers & Services — 0.6%
Humana Inc., Senior Notes	6.450%	6/1/16	300,000	337,341
McKesson Corp., Senior Notes	3.250%	3/1/16	300,000	316,342
Vanguard Health Holdings Co., II LLC, Senior Notes	8.000%	2/1/18	80,000	84,800
Total Health Care				738,483
Industrials — 1.0%
Airlines — 0.2%
Air 2 US, Notes	8.027%	10/1/19	63,122	64,385	(a)
DAE Aviation Holdings Inc., Senior Notes	11.250%	8/1/15	148,000	148,555	(a)
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	52,761	57,246
Total Airlines				270,186
Commercial Services & Supplies — 0.2%
Waste Management Inc., Senior Notes	2.600%	9/1/16	300,000	310,242
Construction & Engineering — 0.5%
Odebrecht Finance Ltd., Senior Notes	4.375%	4/25/25	700,000	609,000	(a)
Industrial Conglomerates — 0.1%
Leucadia National Corp., Senior Notes	8.125%	9/15/15	80,000	89,000
Total Industrials				1,278,428
Information Technology — 0.2%
IT Services — 0.1%
First Data Corp., Senior Secured Notes	6.750%	11/1/20	100,000	104,000	(a)
Semiconductors & Semiconductor Equipment — 0.1%
Freescale Semiconductor Inc., Senior Secured Notes	9.250%	4/15/18	130,000	141,375	(a)
Total Information Technology				245,375

See Notes to Financial Statements.

12	Western Asset Variable Rate Strategic Fund Inc. 2013 Annual Report

Western Asset Variable Rate Strategic Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Materials — 3.3%
Construction Materials — 0.5%
Cemex SAB de CV, Senior Secured Notes	4.900%	10/15/18	650,000	$651,773	(a)(b)
Containers & Packaging — 0.2%
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Secured Notes	7.125%	4/15/19	250,000	266,875
Metals & Mining — 2.4%
ArcelorMittal, Senior Notes	4.250%	2/25/15	350,000	359,625
ArcelorMittal, Senior Notes	4.250%	8/5/15	50,000	51,688
Barrick Gold Corp., Senior Notes	2.900%	5/30/16	240,000	243,199
Barrick International Barbados Corp., Senior Notes	5.750%	10/15/16	200,000	214,003	(a)
Cliffs Natural Resources Inc., Senior Notes	4.875%	4/1/21	300,000	283,460
Rio Tinto Finance USA Ltd., Senior Notes	2.500%	5/20/16	500,000	515,084
Steel Dynamics Inc., Senior Notes	7.625%	3/15/20	370,000	401,912
Vale Overseas Ltd., Notes	6.250%	1/23/17	338,000	380,567
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	390,000	397,800	(a)
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	70,000	71,400	(a)
Total Metals & Mining				2,918,738
Paper & Forest Products — 0.2%
Appvion Inc., Senior Secured Notes	11.250%	12/15/15	199,000	225,368
Total Materials				4,062,754
Telecommunication Services — 3.7%
Diversified Telecommunication Services — 2.3%
Axtel SAB de CV, Senior Secured Notes, Step bond	7.000%	1/31/20	188,000	177,660	(a)
British Telecommunications PLC, Senior Notes	2.000%	6/22/15	280,000	285,244
Cincinnati Bell Telephone Co., Senior Debentures	6.300%	12/1/28	45,000	41,400
Deutsche Telekom International Finance BV, Senior Notes	4.875%	7/8/14	300,000	309,665
Deutsche Telekom International Finance BV, Senior Notes	5.750%	3/23/16	140,000	154,859
Intelsat Jackson Holdings Ltd., Senior Notes	8.500%	11/1/19	140,000	152,950
Telecom Italia Capital, Senior Notes	5.250%	10/1/15	320,000	336,940
Telefonica Emisiones SAU, Senior Notes	3.992%	2/16/16	230,000	238,827
Verizon Communications Inc., Senior Notes	2.002%	9/14/18	760,000	800,090	(b)
Verizon Communications Inc., Senior Notes	4.600%	4/1/21	300,000	319,304
Total Diversified Telecommunication Services				2,816,939
Wireless Telecommunication Services — 1.4%
Rogers Cable Inc., Senior Secured Second Priority Notes	6.750%	3/15/15	300,000	325,453
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	650,000	583,375
Sprint Corp., Senior Notes	7.875%	9/15/23	620,000	633,950	(a)

See Notes to Financial Statements.

Western Asset Variable Rate Strategic Fund Inc. 2013 Annual Report	13

Schedule of investments (cont’d)

September 30, 2013

Western Asset Variable Rate Strategic Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Wireless Telecommunication Services — continued
Vodafone Group PLC, Senior Notes	5.000%	12/16/13	266,000	$268,526
Total Wireless Telecommunication Services				1,811,304
Total Telecommunication Services				4,628,243
Utilities — 1.2%
Electric Utilities — 0.3%
Edison International, Senior Notes	3.750%	9/15/17	300,000	317,911
Independent Power Producers & Energy Traders — 0.6%
Calpine Corp., Senior Secured Notes	7.500%	2/15/21	252,000	269,010	(a)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	459,000	485,966
Total Independent Power Producers & Energy Traders				754,976
Multi-Utilities — 0.3%
Dominion Resources Inc., Senior Notes	1.950%	8/15/16	400,000	408,440
Total Utilities				1,481,327
Total Corporate Bonds & Notes (Cost — $43,532,246)				44,843,086
Asset-Backed Securities — 23.1%
ABFS Mortgage Loan Trust, 2002-3 M1	5.902%	9/15/33	776,854	613,686
Access Group Inc., 2005-B A2	0.496%	7/25/22	218,385	214,813	(b)
Ameriquest Mortgage Securities Inc., 2002-AR1 M1	1.255%	9/25/32	188,708	169,531	(b)
Ameriquest Mortgage Securities Inc., 2005-R1 M1	0.629%	3/25/35	593,151	585,826	(b)
Argent Securities Inc., 2003-W3 M1	1.304%	9/25/33	80,749	77,871	(b)
Argent Securities Inc., 2003-W8 M1	1.229%	12/25/33	561,865	535,852	(b)
Argent Securities Inc., 2005-W3 A2D	0.519%	11/25/35	594,815	548,927	(b)
Bear Stearns Asset-Backed Securities Trust, 2001-3 A1	1.079%	10/27/32	32,608	30,386	(b)
Bear Stearns Asset-Backed Securities Trust, 2005-SD3 1A	0.669%	7/25/35	440,170	430,862	(b)
Bear Stearns Asset-Backed Securities Trust, 2007-SD1 1A2A	6.000%	10/25/36	846,671	669,928
Chase Funding Mortgage Loan Asset-Backed Certificates, 2004-1 1A7	3.985%	11/25/33	436,759	450,986
CIFC Funding Ltd., 2013-2A B1L	3.926%	4/21/25	200,000	190,251	(a)(b)
Citigroup Mortgage Loan Trust Inc., 2005-OPT1 M1	0.809%	2/25/35	244,419	226,039	(b)
Citigroup Mortgage Loan Trust Inc., 2005-OPT4 M2	0.609%	7/25/35	730,805	722,580	(b)
Countrywide Asset-Backed Certificates, 2003-5 AF5	5.796%	2/25/34	631,145	657,791
Countrywide Asset-Backed Certificates, 2004-6 1A1	0.449%	12/25/34	1,096,850	1,001,086	(b)
Countrywide Asset-Backed Certificates, 2004-BC1 M1	0.929%	2/25/34	127,594	119,218	(b)
Countrywide Asset-Backed Certificates, 2007-13 2A1	1.079%	10/25/47	768,909	650,836	(b)
Countrywide Home Equity Loan Trust, 2006-HW 2A1B	0.332%	11/15/36	774,553	619,602	(b)
Credit-Based Asset Servicing and Securitization LLC, 2007-SP1 A4	6.020%	12/25/37	600,000	630,948	(a)

See Notes to Financial Statements.

14	Western Asset Variable Rate Strategic Fund Inc. 2013 Annual Report

Western Asset Variable Rate Strategic Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Asset-Backed Securities — continued
EFS Volunteer No. 3 LLC, 2012-1 A3	1.184%	4/25/33	640,000	$628,124	(a)(b)
EMC Mortgage Loan Trust, 2004-C A1	0.729%	3/25/31	130,755	126,348	(a)(b)
Equity One ABS Inc., 2004-1 AF5	5.110%	4/25/34	300,000	292,121
First Franklin Mortgage Loan Asset-Backed Certificates, 2005-FFH4 2A4	0.529%	12/25/35	169,378	165,735	(b)
First Horizon ABS Trust, 2007-HE1 A	0.309%	9/25/29	81,239	75,309	(b)
Ford Credit Auto Lease Trust, 2012-B A2	0.540%	11/15/14	421,123	421,330
Greenpoint Home Equity Loan Trust, 2004-4 A	0.742%	8/15/30	313,844	260,053	(b)
Greenpoint Manufactured Housing, 1999-3 1A7	7.270%	6/15/29	213,075	215,346
GSAMP Trust, 2004-OPT B1	2.579%	11/25/34	80,084	46,470	(b)
GSAMP Trust, 2004-SEA2 M2	1.429%	3/25/34	1,000,000	755,122	(b)
GSRPM Mortgage Loan Trust, 2007-1 A	0.579%	10/25/46	121,017	86,737	(a)(b)
Hertz Vehicle Financing LLC, 2013-1A A1	1.120%	8/25/17	580,000	576,389	(a)
Home Equity Mortgage Trust, 2006-2 2A1	0.339%	7/25/36	515,731	267,407	(b)
IXIS Real Estate Capital Trust, 2005-HE4 A3	0.519%	2/25/36	113,142	110,205	(b)
Lehman XS Trust, (Structured Asset Securities Corp.), 2005-1 2A2	1.679%	7/25/35	910,917	845,480	(b)
Lehman XS Trust, 2005-5N 3A1A	0.479%	11/25/35	314,643	267,081	(b)
Long Beach Mortgage Loan Trust, 2001-3 M1	1.004%	9/25/31	234,371	195,455	(b)
Long Beach Mortgage Loan Trust, 2002-1 2M1	1.304%	5/25/32	396,125	369,639	(b)
Madison Park Funding Ltd., 2013-11A C	3.050%	10/23/25	250,000	242,175	(a)(b)(e)
MASTR Asset-Backed Securities Trust, 2005-AB1 A5A	5.712%	11/25/35	720,000	456,600
MASTR Specialized Loan Trust, 2007-1 A	0.549%	1/25/37	459,331	252,156	(a)(b)
Morgan Stanley Capital Inc., 2003-NC9 M	1.304%	9/25/33	973,927	885,893	(b)
Morgan Stanley Capital Inc., 2004-HE8 A7	1.239%	9/25/34	74,135	67,439	(b)
Neuberger Berman CLO Ltd., 2013-15A C	3.104%	10/15/25	400,000	385,512	(a)(b)(e)
New Century Home Equity Loan Trust, 2004-3 M1	1.109%	11/25/34	638,898	579,942	(b)
Novastar Home Equity Loan, 2004-1 M3	1.004%	6/25/34	690,000	627,968	(b)
Novastar Home Equity Loan, 2004-4 M3	1.259%	3/25/35	903,582	894,910	(b)
Option One Mortgage Loan Trust, 2005-1 A4	0.979%	2/25/35	151,870	148,348	(b)
Origen Manufactured Housing, 2007-A A2	2.307%	4/15/37	715,746	600,642	(b)
Palmer Square CLO Ltd., 2013-2A B	3.304%	10/17/25	250,000	242,944	(a)(b)
Park Place Securities Inc., 2004-WHQ2 M2	1.124%	2/25/35	620,222	612,352	(b)
People’s Choice Home Loan Securities Trust, 2004-2 M1	1.079%	10/25/34	189,548	173,886	(b)
RAAC Series, 2006-RP2 A	0.429%	2/25/37	194,189	187,396	(a)(b)
RAAC Series, 2006-RP3 A	0.449%	5/25/36	868,249	752,467	(a)(b)
RAAC Series, 2006-RP4 A	0.469%	1/25/46	428,628	402,629	(a)(b)
RAAC Series, 2007-RP3 M1	0.979%	10/25/46	1,200,000	361,243	(a)(b)
RAAC Series, 2007-RP4 A	0.529%	11/25/46	920,858	710,262	(a)(b)

See Notes to Financial Statements.

Western Asset Variable Rate Strategic Fund Inc. 2013 Annual Report	15

Schedule of investments (cont’d)

September 30, 2013

Western Asset Variable Rate Strategic Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Asset-Backed Securities — continued
Renaissance Home Equity Loan Trust, 2003-1 A	1.039%	6/25/33	154,665	$148,710	(b)
Renaissance Home Equity Loan Trust, 2003-2 A	0.619%	8/25/33	134,770	124,523	(b)
Renaissance Net Interest Margin Trust, 2007-2 N	8.353%	6/25/37	128,633	1	(a)(f)(g)
Residential Asset Mortgage Products Inc., 2003-RS7 MII1	1.304%	8/25/33	42,661	34,875	(b)
Residential Asset Mortgage Products Inc., 2003-RZ4 A7	4.790%	6/25/33	81,816	84,422
Residential Asset Mortgage Products Inc., 2004-RZ3 MII2	1.829%	9/25/34	348,211	320,169	(b)
SACO I Trust, 2005-WM3 A3	0.879%	9/25/35	171,359	117,396	(b)
SACO I Trust, 2006-3 A3	0.639%	4/25/36	328,022	259,698	(b)
SACO I Trust, 2006-4 A1	0.519%	3/25/36	356,703	319,990	(b)
Sail Net Interest Margin Notes, 2004-2A A	5.500%	3/27/34	107,070	1	(a)(f)(g)
SLM Student Loan Trust, 2003-01 A5C	1.004%	12/15/32	417,637	414,252	(a)(b)
SLM Student Loan Trust, 2003-04 A5A	1.004%	3/15/33	178,057	177,698	(a)(b)
SLM Student Loan Trust, 2003-04 A5E	1.004%	3/15/33	472,717	470,214	(a)(b)
SLM Student Loan Trust, 2012-6 A1	0.339%	2/27/17	129,803	129,757	(b)
SLM Student Loan Trust, 2012-E A1	0.932%	10/16/23	319,926	319,597	(a)(b)
Soundview Home Equity Loan Trust, 2005-3 M2	0.959%	6/25/35	175,334	173,585	(b)
Structured Asset Investment Loan Trust, 2004-9 M4	2.129%	10/25/34	117,619	60,751	(b)
Structured Asset Securities Corp., 2003-AL1 A	3.357%	4/25/31	104,022	102,344	(a)
Structured Asset Securities Corp., 2004-6XS A5B	5.550%	3/25/34	505,004	510,395
Structured Asset Securities Corp., 2005-4XS 2A1A	1.933%	3/25/35	492,866	481,205	(b)
Structured Asset Securities Corp., 2005-SC1 1A1	0.449%	5/25/31	666,780	372,069	(a)(b)
Structured Asset Securities Corp., 2005-WF1 A3	0.509%	2/25/35	167,992	162,346	(b)
Structured Asset Securities Corp., 2006-GEL1 A2	0.529%	11/25/35	258,971	255,556	(a)(b)
Structured Asset Securities Corp., 2007-BC3 2A3	0.359%	5/25/47	290,000	179,294	(b)
Whitehorse Ltd., 2013-1A A3L	3.252%	11/24/25	200,000	194,500	(a)(b)
Total Asset-Backed Securities (Cost — $28,149,113)				28,849,482
Collateralized Mortgage Obligations — 35.7%
Adjustable Rate Mortgage Trust, 2005-11 5A1	0.449%	2/25/36	226,514	168,643	(b)
Banc of America Funding Corp., 2003-1 A1	6.000%	5/20/33	125,017	132,392
Banc of America Funding Corp., 2004-B 6A1	2.442%	12/20/34	542,032	352,279	(b)
Banc of America Funding Corp., 2005-E 8A1	2.384%	6/20/35	587,373	356,047	(b)
Bayview Commercial Asset Trust, 2006-1A B2	1.879%	4/25/36	787,810	376,010	(a)(b)
Bear Stearns Alt-A Trust, 2004-03 A1	0.819%	4/25/34	576,576	566,017	(b)
Bear Stearns Alt-A Trust, 2004-10 1A3	1.179%	9/25/34	103,906	103,220	(b)
Bear Stearns ARM Trust, 2004-08 11A1	2.655%	11/25/34	423,769	421,216	(b)
Bear Stearns Asset-Backed Securities Trust, 2005-AC3 1A1	0.679%	7/25/35	663,135	522,619	(b)
Countrywide Alternative Loan Trust, 2004-6CB A2004-6CB A	0.469%	5/25/34	747,746	722,268	(b)

See Notes to Financial Statements.

16	Western Asset Variable Rate Strategic Fund Inc. 2013 Annual Report

Western Asset Variable Rate Strategic Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
Countrywide Alternative Loan Trust, 2005-24 4A1	0.410%	7/20/35	635,384	$539,286	(b)
Countrywide Home Loan, Mortgage Pass-Through Trust, 2004-29 2A1	0.509%	2/25/35	63,404	53,266	(b)
Countrywide Home Loans, 2004-20 2A1	2.771%	9/25/34	628,950	482,812	(b)
Countrywide Home Loans, 2004-R1 2A	6.500%	11/25/34	107,883	112,787	(a)
Countrywide Home Loans, 2005-HYB9 3A1A	2.783%	2/20/36	783,968	685,770	(b)
Countrywide Home Loans, 2005-R2 2A1	7.000%	6/25/35	259,894	264,382	(a)
Countrywide Home Loans, 2005-R3 AF	0.579%	9/25/35	427,858	375,942	(a)(b)
Countrywide Home Loans, 2006-R2 AF1	0.599%	7/25/36	209,390	183,431	(a)(b)
Countrywide Home Loans Mortgage Pass-Through Trust, 2005-R1 1AF1	0.539%	3/25/35	358,392	314,886	(a)(b)
Deutsche Mortgage Securities Inc., 2004-4 3AR1	2.958%	6/25/34	292,816	286,885	(b)
Downey Savings & Loan Association Mortgage Loan Trust, 2005-AR5 2A1A	0.511%	9/19/45	659,771	510,073	(b)
Downey Savings & Loan Association Mortgage Loan Trust, 2006-AR1 1A1A	1.078%	3/19/46	331,522	224,029	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 2638 DI, IO, PAC	5.000%	5/15/23	607,452	43,850
Federal Home Loan Mortgage Corp. (FHLMC), PAC IO	5.000%	1/15/19	171,067	2,115
Federal Home Loan Mortgage Corp. (FHLMC), PAC-1 IO	5.000%	3/15/22	340,186	7,780
Federal National Mortgage Association (FNMA), 2013-25 BI, IO	3.000%	3/25/33	15,481,333	2,270,797
Federal National Mortgage Association (FNMA), 2013-62 AI, IO	3.000%	6/25/33	19,164,170	3,010,160
Federal National Mortgage Association (FNMA), STRIPS, IO	5.000%	7/1/33	2,194,860	372,165
Federal National Mortgage Association (FNMA), STRIPS, IO, 339 30	5.500%	7/1/18	828,105	66,306	(b)
Government National Mortgage Association (GNMA), 2010-H03 FA	0.734%	3/20/60	176,430	175,577	(b)
Government National Mortgage Association (GNMA), 2010-H10 FC	1.184%	5/20/60	152,145	154,113	(b)
Government National Mortgage Association (GNMA), 2010-H11 FA	1.184%	6/20/60	797,994	810,002	(b)(h)
Government National Mortgage Association (GNMA), 2011-H01 AF	0.636%	11/20/60	1,486,322	1,474,845	(b)(h)
Government National Mortgage Association (GNMA), 2011-H03 FA	0.686%	1/20/61	173,504	172,603	(b)
Government National Mortgage Association (GNMA), 2011-H05 FA	0.686%	12/20/60	341,233	339,474	(b)
Government National Mortgage Association (GNMA), 2011-H05 FB	0.686%	12/20/60	199,639	200,364	(b)
Government National Mortgage Association (GNMA), 2011-H06 FA	0.636%	2/20/61	749,639	743,884	(b)(h)
Government National Mortgage Association (GNMA), 2011-H07 FA	0.686%	2/20/61	479,989	477,553	(b)

See Notes to Financial Statements.

Western Asset Variable Rate Strategic Fund Inc. 2013 Annual Report	17

Schedule of investments (cont’d)

September 30, 2013

Western Asset Variable Rate Strategic Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
Government National Mortgage Association (GNMA), 2011-H08 FD	0.686%	2/20/61	521,281	$518,593	(b)(h)
Government National Mortgage Association (GNMA), 2011-H09 AF	0.686%	3/20/61	891,040	886,229	(b)(h)
Government National Mortgage Association (GNMA), 2011-H11 FB	0.686%	4/20/61	176,565	175,586	(b)
Government National Mortgage Association (GNMA), 2012-H18 NA	0.706%	8/20/62	840,362	836,210	(b)(h)
Government National Mortgage Association (GNMA), 2012-H23 SA	0.716%	10/20/62	699,976	699,136	(b)(e)(h)
Government National Mortgage Association (GNMA), 2012-H23 WA	0.706%	10/20/62	876,427	881,487	(b)(h)
Granite Mortgages PLC, 2003-2 1A3	0.766%	7/20/43	43,253	42,939	(a)(b)
Granite Mortgages PLC, 2004-1 2A1	0.573%	3/20/44	75,136	74,328	(b)
Granite Mortgages PLC, 2004-3 2A1	0.533%	9/20/44	27,843	27,544	(b)
GSMPS Mortgage Loan Trust, 2005-LT1 A1	0.639%	2/25/35	142,380	109,989	(a)(b)(e)
GSMPS Mortgage Loan Trust, 2005-RP2 1AF	0.529%	3/25/35	842,536	719,809	(a)(b)
GSMPS Mortgage Loan Trust, 2005-RP3 1AF	0.529%	9/25/35	189,831	158,827	(a)(b)
GSMPS Mortgage Loan Trust, 2006-RP2 1AF1	0.579%	4/25/36	406,063	342,681	(a)(b)
Harborview Mortgage Loan Trust, 2004-10 4A	2.630%	1/19/35	355,763	355,222	(b)
Harborview Mortgage Loan Trust, 2004-11 3A1A	0.531%	1/19/35	209,747	144,651	(b)
Harborview Mortgage Loan Trust, 2005-14 3A1A	2.783%	12/19/35	189,371	159,183	(b)
IMPAC Secured Assets Corp., 2005-2 A1	0.499%	3/25/36	1,890,752	1,287,219	(b)
Indymac Index Mortgage Loan Trust, 2004-AR07 A2	1.039%	9/25/34	245,427	196,710	(b)
Indymac Index Mortgage Loan Trust, 2004-AR08 2A2A	0.979%	11/25/34	68,930	58,470	(b)
Indymac Index Mortgage Loan Trust, 2004-AR12 A1	0.959%	12/25/34	84,514	60,002	(b)
Indymac Index Mortgage Loan Trust, 2005-AR21 4A1	2.640%	10/25/35	517,631	437,066	(b)
JPMorgan Mortgage Trust, 2005-A3 3A4	2.343%	6/25/35	381,623	375,406	(b)
Luminent Mortgage Trust, 2006-2 A1A	0.379%	2/25/46	844,179	568,525	(b)
MASTR ARM Trust, 2003-6 2A1	2.285%	12/25/33	144,850	141,688	(b)
MASTR ARM Trust, 2004-7 6M1	0.829%	8/25/34	396,681	371,680	(b)
MASTR Asset Securitization Trust, 2003-11 6A16	5.250%	12/25/33	133,900	137,216
MASTR Reperforming Loan Trust, 2005-2 1A1F	0.529%	5/25/35	1,262,894	1,078,015	(a)(b)
MASTR Reperforming Loan Trust, 2006-2 1A1	4.894%	5/25/36	452,428	427,907	(a)(b)
MASTR Reperforming Loan Trust, 2006-2 2A1	3.095%	5/25/36	162,308	146,399	(a)(b)
Morgan Stanley Mortgage Loan Trust, 2006-3AR 1A3	0.439%	3/25/36	328,441	230,852	(b)
Morgan Stanley Mortgage Loan Trust, 2006-6AR 2A	2.932%	5/25/36	878,151	675,948	(b)
Residential Accredit Loans Inc., 2004-QA2 A2	0.619%	6/25/34	549,742	530,057	(b)
Residential Accredit Loans Inc., 2005-QO4 2A1	0.459%	12/25/45	397,347	263,918	(b)

See Notes to Financial Statements.

18	Western Asset Variable Rate Strategic Fund Inc. 2013 Annual Report

Western Asset Variable Rate Strategic Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
Residential Asset Mortgage Products Inc., 2003-SL1 M1	7.367%	4/25/31	709,716	$700,530	(b)
Structured Agency Credit Risk Debt Notes, 2013-DN1 M2	7.334%	7/25/23	420,000	441,394	(b)
Structured ARM Loan Trust, 2004-09XS A	0.549%	7/25/34	774,420	739,966	(b)
Structured ARM Loan Trust, 2004-20 1A1	2.533%	1/25/35	166,677	139,862	(b)
Structured Asset Mortgage Investments Inc., 2004-AR3 1A1	0.781%	7/19/34	490,269	457,844	(b)
Structured Asset Mortgage Investments Inc., 2006-AR2 A1, IO	0.409%	2/25/36	796,569	578,579	(b)
Structured Asset Mortgage Investments Inc., 2006-AR3 11A1	0.389%	4/25/36	346,045	241,766	(b)
Structured Asset Securities Corp., 1998-02 M1	1.279%	2/25/28	38,395	38,431	(b)
Structured Asset Securities Corp., 1998-03 M1	1.179%	3/25/28	78,389	75,889	(b)
Structured Asset Securities Corp., 1998-08 M1	1.119%	8/25/28	207,702	205,298	(b)
Structured Asset Securities Corp., 2005-4XS 3A4	4.790%	3/25/35	7,526	7,522
Structured Asset Securities Corp., 2005-RF1 A	0.529%	3/25/35	244,656	200,087	(a)(b)
Structured Asset Securities Corp., 2005-RF2 A	0.529%	4/25/35	263,442	216,661	(a)(b)
Structured Asset Securities Corp., 2005-RF3 1A	0.529%	6/25/35	242,244	196,905	(a)(b)
Structured Asset Securities Corp., 2005-RF3 2A	3.464%	6/25/35	3,679,792	3,297,969	(a)(b)
WaMu Mortgage Pass-Through Certificates, 2003-AR11 A6	2.460%	10/25/33	319,293	322,258	(b)
WaMu Mortgage Pass-Through Certificates, 2004-AR14 A1	2.430%	1/25/35	184,071	186,813	(b)
WaMu Mortgage Pass-Through Certificates, 2005-AR13 A1C3	0.669%	10/25/45	298,080	227,739	(b)
WaMu Mortgage Pass-Through Certificates, 2007-HY3 1A1	2.300%	3/25/37	171,482	135,707	(b)
WaMu Mortgage Pass-Through Certificates, 2007-OA6 1A	0.963%	7/25/47	1,180,835	978,879	(b)
WaMu Mortgage Pass-Through Certificates, 2007-OA6 2A	2.204%	7/25/47	526,364	371,378	(b)
Washington Mutual Inc., 2004-AR12 A2A	0.578%	10/25/44	199,060	178,298	(b)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2003-AR8	0.539%	10/25/45	698,937	602,172	(b)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2004-AR11	2.436%	10/25/34	234,549	231,219	(b)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2004-AR13 A1A	0.548%	11/25/34	535,021	499,884	(b)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2005-AR01 A1A	0.499%	1/25/45	34,387	31,901	(b)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2005-AR01 A2A3	0.579%	1/25/45	154,370	142,320	(b)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2006-AR08 1A3	2.402%	8/25/46	298,775	254,048	(b)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2006-AR11 1A	1.113%	9/25/46	468,861	388,491	(b)
Washington Mutual Inc. Pass-Through Certificates, 2003-AR10 A7	2.501%	10/25/33	139,204	141,688	(b)
Washington Mutual Inc. Pass-Through Certificates, 2005-AR08 2AB3	0.539%	7/25/45	453,704	404,240	(b)

See Notes to Financial Statements.

Western Asset Variable Rate Strategic Fund Inc. 2013 Annual Report	19

Schedule of investments (cont’d)

September 30, 2013

Western Asset Variable Rate Strategic Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Collateralized Mortgage Obligations — continued
Washington Mutual Inc. Pass-Through Certificates, 2006-AR02 A1A	1.093%	4/25/46	264,301		$194,818	(b)
Wells Fargo Mortgage Backed Securities Trust, 2004-DD 1A1	2.619%	1/25/35	543,107		542,531	(b)
Total Collateralized Mortgage Obligations (Cost — $44,678,069)					44,568,427
Senior Loans — 4.1%
Consumer Discretionary — 1.2%
Hotels, Restaurants & Leisure — 0.2%
Caesars Entertainment Operating Co., Extended Term Loan B6	5.429%	1/26/18	220,806		200,588	(i)
Media — 0.6%
Univision Communications Inc., Converted Extended Term Loan	4.500%	3/2/20	795,457		793,369	(i)
Multiline Retail — 0.4%
Neiman Marcus Group Inc., Extended Term Loan	4.000%	5/16/18	441,949		441,627	(i)
Total Consumer Discretionary					1,435,584
Consumer Staples — 1.1%
Food Products — 0.7%
Del Monte Foods Co., Term Loan	4.000%	3/8/18	929,796		928,925	(i)
Household Products — 0.4%
Visant Holding Corp., Term Loan B	5.250%	12/22/16	459,604		447,396	(i)
Total Consumer Staples					1,376,321
Health Care — 1.0%
Biotechnology — 0.8%
Exopack LLC, Term Loan	5.000%	5/31/17	980,000		982,450	(i)
Health Care Providers & Services — 0.2%
Envision Healthcare Corp., Term Loan B	4.000%	5/25/18	241,748		241,799
Total Health Care					1,224,249
Information Technology — 0.2%
IT Services — 0.2%
First Data Corp., Extended 2018 Term Loan B	4.180%	3/23/18	301,701		299,626	(i)
Telecommunication Services — 0.6%
Diversified Telecommunication Services — 0.6%
Intelsat Jackson Holdings S.A., Term Loan B	4.250%	4/2/18	736,913		739,983	(i)
Total Senior Loans (Cost — $4,861,097)					5,075,763
Convertible Bonds & Notes — 0.0%
Telecommunication Services — 0.0%
Diversified Telecommunication Services — 0.0%
Axtel SAB de CV, Senior Secured Notes, Step bond (Cost — $33,505)	7.000%	1/31/20	214,800	MXN	24,615	(a)

See Notes to Financial Statements.

20	Western Asset Variable Rate Strategic Fund Inc. 2013 Annual Report

Western Asset Variable Rate Strategic Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Mortgage-Backed Securities — 2.4%
GNMA — 2.4%
Government National Mortgage Association (GNMA)	6.500%	8/15/34	312,032		$365,998
Government National Mortgage Association (GNMA) II	1.260%	8/20/58	167,520		169,160	(b)(h)
Government National Mortgage Association (GNMA) II	1.600%	10/20/59-1/20/60	964,229		984,831	(b)(h)
Government National Mortgage Association (GNMA) II	3.200%	10/20/59	66,212		69,677	(b)(h)
Government National Mortgage Association (GNMA) II	1.570%	12/20/59	779,468		794,844	(b)(h)
Government National Mortgage Association (GNMA) II	1.574%	12/20/59	223,457		227,706	(b)(h)
Government National Mortgage Association (GNMA) II	1.378%	7/20/60	182,862		185,238	(b)(h)
Government National Mortgage Association (GNMA) II	1.438%	7/20/60	189,590		191,985	(b)(h)
Total Mortgage-Backed Securities (Cost — $2,980,707)					2,989,439
Municipal Bonds — 0.3%
North Carolina — 0.3%
North Carolina State Education Assistance Authority Revenue, Student Loan Backed Notes (Cost — $377,277)	1.166%	10/25/41	400,000		384,356	(b)
Sovereign Bonds — 4.5%
Brazil — 2.8%
Banco Nacional de Desenvolvimento Economico e Social, Senior Notes	3.375%	9/26/16	420,000		422,310	(a)
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/14	421,000	BRL	190,369
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/17	5,985,000	BRL	2,615,766
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/21	521,000	BRL	218,283
Total Brazil					3,446,728
Mexico — 0.7%
Mexican Bonos, Bonds	6.500%	6/9/22	7,270,000	MXN	576,447
United Mexican States, Medium-Term Notes	6.750%	9/27/34	265,000		315,350
Total Mexico					891,797
Russia — 0.3%
Russian Foreign Bond — Eurobond, Senior Bonds	12.750%	6/24/28	254,000		438,201	(a)
Venezuela — 0.7%
Bolivarian Republic of Venezuela, Senior Bonds	5.750%	2/26/16	912,000		825,360	(a)
Total Sovereign Bonds (Cost — $6,319,069)					5,602,086

See Notes to Financial Statements.

Western Asset Variable Rate Strategic Fund Inc. 2013 Annual Report	21

Schedule of investments (cont’d)

September 30, 2013

Western Asset Variable Rate Strategic Fund Inc.

Security	Rate	Maturity Date	Shares	Value
Common Stocks — 0.1%
Industrials — 0.1%
Building Products — 0.0%
Nortek Inc.			22	$1,512	*
Marine — 0.1%
DeepOcean Group Holding AS			3,101	95,165	(e)(g)
Total Common Stocks (Cost — $73,834)				96,677
Total Investments before Short-Term Investments (Cost — $131,004,917)				132,433,931

			Face Amount†
Short-Term Investments — 0.5%
U.S. Government Agencies — 0.0%
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes (Cost — $39,992)	0.100%	12/9/13	40,000	39,999	(j)(k)
Repurchase Agreements — 0.5%
State Street Bank & Trust Co. repurchase agreement dated 9/30/13; Proceeds at maturity — $604,000; (Fully collateralized by U.S. government agency obligations, 2.000% due 1/30/23; Market value — $618,462) (Cost — $604,000)	0.000%	10/1/13	604,000	604,000
Total Short-Term Investments (Cost — $643,992)				643,999
Total Investments — 106.7% (Cost — $131,648,909#)				133,077,930
Liabilities in Excess of Other Assets — (6.7)%				(8,317,548)
Total Net Assets — 100.0%				$124,760,382

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(c)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(d)	Security has no maturity date. The date shown represents the next call date.

(e)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(f)	The coupon payment on these securities is currently in default as of September 30, 2013.

(g)	Illiquid security (unaudited).

(h)	All or a portion of this security is held by the counterparty as collateral for open reverse repurchase agreements.

(i)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

See Notes to Financial Statements.

22	Western Asset Variable Rate Strategic Fund Inc. 2013 Annual Report

Western Asset Variable Rate Strategic Fund Inc.

(j)	Rate shown represents yield-to-maturity.

(k)	All or a portion of this security is held at the broker as collateral for open futures contracts.

#	Aggregate cost for federal income tax purposes is $132,177,590.

Abbreviations used in this schedule:
ARM	— Adjustable Rate Mortgage
BRL	— Brazilian Real
IO	— Interest Only
MXN	— Mexican Peso
PAC	— Planned Amortization Class
STRIPS	— Separate Trading of Registered Interest and Principal Securities

See Notes to Financial Statements.

Western Asset Variable Rate Strategic Fund Inc. 2013 Annual Report	23

Statement of assets and liabilities

September 30, 2013

Assets:
Investments, at value (Cost — $131,648,909)	$133,077,930
Foreign currency, at value (Cost — $170,218)	171,453
Interest receivable	849,439
OTC swaps, at value (premiums paid — $2,249)	410,744
Deposits with brokers for swap contracts	160,000
Receivable for open OTC swap contracts	10,553
Principal paydown receivable	2,250
Prepaid expenses	15,463
Other receivables	13,258
Total Assets	134,711,090

Liabilities:
Payable for open reverse repurchase agreements	8,394,460
Payable for securities purchased	1,229,585
Investment management fee payable	81,134
Payable for open OTC swap contracts	74,804
Due to custodian	25,545
OTC swaps, at value (premiums paid — $338)	21,018
Payable to broker — variation margin on centrally cleared swaps	4,154
Interest payable	1,234
Payable to broker — variation margin on open futures contracts	992
Directors’ fees payable	66
Accrued expenses	117,716
Total Liabilities	9,950,708
Total Net Assets	$124,760,382

Net Assets:
Par value ($0.001 par value; 6,669,153 shares issued and outstanding; 100,000,000 shares authorized)	$6,669
Paid-in capital in excess of par value	131,720,286
Undistributed net investment income	2,598,222
Accumulated net realized loss on investments, futures contracts, written options, swap contracts and foreign currency transactions	(11,320,871)
Net unrealized appreciation on investments, futures contracts, swap contracts and foreign currencies	1,756,076
Total Net Assets	$124,760,382

Shares Outstanding	6,669,153

Net Asset Value	$18.71

See Notes to Financial Statements.

24	Western Asset Variable Rate Strategic Fund Inc. 2013 Annual Report

Statement of operations

For the Year Ended September 30, 2013

Investment Income:
Interest	$6,584,135
Less: Foreign taxes withheld	(51)
Total Investment Income	6,584,084

Expenses:
Investment management fee (Note 2)	968,659
Excise tax (Note 1)	108,322
Audit and tax	80,900
Shareholder reports	36,167
Legal fees	27,851
Interest expense (Note 3)	27,144
Transfer agent fees	27,054
Directors’ fees	19,729
Stock exchange listing fees	19,504
Fund accounting fees	12,646
Custody fees	7,443
Insurance	3,519
Miscellaneous expenses	11,912
Total Expenses	1,350,850
Net Investment Income	5,233,234

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(504,082)
Futures contracts	(16,342)
Written options	113,888
Swap contracts	(585,336)
Foreign currency transactions	(42,844)
Net Realized Loss	(1,034,716)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	2,395,837
Futures contracts	(6,728)
Written options	(111,428)
Swap contracts	996,041
Foreign currencies	3,900
Change in Net Unrealized Appreciation (Depreciation)	3,277,622
Net Gain on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions	2,242,906
Increase in Net Assets from Operations	$7,476,140

See Notes to Financial Statements.

Western Asset Variable Rate Strategic Fund Inc. 2013 Annual Report	25

Statements of changes in net assets

For the Years Ended September 30,	2013	2012

Operations:
Net investment income	$5,233,234	$6,011,612
Net realized loss	(1,034,716)	(2,170,562)
Change in net unrealized appreciation (depreciation)	3,277,622	12,515,205
Increase in Net Assets From Operations	7,476,140	16,356,255

Distributions to Shareholders From (Note 1):
Net investment income	(5,799,923)	(5,356,963)
Decrease in Net Assets From Distributions to Shareholders	(5,799,923)	(5,356,963)

Fund Share Transactions:
Proceeds from shares issued on reinvestment of distribution (7,826 and 2,579 shares issued, respectively)	144,045	46,687
Increase in Net Assets From Fund Share Transactions	144,045	46,687
Increase in Net Assets	1,820,262	11,045,979

Net Assets:
Beginning of year	122,940,120	111,894,141
End of year*	$124,760,382	$122,940,120
* Includes undistributed net investment income of:	$2,598,222	$3,116,039

See Notes to Financial Statements.

26	Western Asset Variable Rate Strategic Fund Inc. 2013 Annual Report

Financial highlights

For a share of capital stock outstanding throughout each year ended September 30:
	2013[1]	2012[1]	2011[1]	2010[1]	2009[1]

Net asset value, beginning of year	$18.46	$16.80	$17.05	$15.18	$15.12

Income from operations:
Net investment income	0.78	0.90	0.86	0.82	0.75
Net realized and unrealized gain (loss)	0.34	1.56	(0.43)	1.66	0.04
Total income from operations	1.12	2.46	0.43	2.48	0.79

Less distributions from:
Net investment income	(0.87)	(0.80)	(0.64)	(0.67)	(0.68)
Net realized gains	—	—	(0.04)	—	(0.05)
Total distributions	(0.87)	(0.80)	(0.68)	(0.67)	(0.73)
Increase in net asset value due to shares repurchased in tender offer	—	—	—	0.06	—

Net asset value, end of year	$18.71	$18.46	$16.80	$17.05	$15.18

Market price, end of year	$17.00	$18.45	$15.43	$15.86	$13.78
Total return, based on NAV[2,3]	6.16%	15.05%	2.45%	17.08%	5.91%
Total return, based on Market Price[4]	(3.25)%	25.59%	1.44%	20.40%	22.20%

Net assets, end of year (000s)	$124,760	$122,940	$111,894	$113,535	$126,385

Ratios to average net assets:
Gross expenses	1.08%	1.20%	0.99%	1.09%	1.16%
Net expenses[5]	1.08	1.20	0.99	1.09	1.16
Net investment income	4.18	5.17	4.91	5.09	5.41

Portfolio turnover rate	21%	18%	31%	43%	68%[6]

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results.

[4]	The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[6]	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 146% for the year ended September 30, 2009.

See Notes to Financial Statements.

Western Asset Variable Rate Strategic Fund Inc. 2013 Annual Report	27

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Variable Rate Strategic Fund Inc. (the “Fund”) was incorporated in Maryland on August 3, 2004 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund’s primary investment objective is to maintain a high level of current income.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies

28	Western Asset Variable Rate Strategic Fund Inc. 2013 Annual Report

adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

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Notes to financial statements (cont’d)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Corporate bonds & notes	—	$44,843,086	—	$44,843,086
Asset-backed securities	—	28,849,482	—	28,849,482
Collateralized mortgage obligations	—	43,869,291	$699,136	44,568,427
Senior loans	—	5,075,763	—	5,075,763
Convertible bonds & notes	—	24,615	—	24,615
Mortgage-backed securities	—	2,989,439	—	2,989,439
Municipal bonds	—	384,356	—	384,356
Sovereign bonds	—	5,602,086	—	5,602,086
Common stocks	$1,512	—	95,165	96,677
Total long-term investments	$1,512	$131,638,118	$794,301	$132,433,931
Short-term investments†	—	643,999	—	643,999
Total investments	$1,512	$132,282,117	$794,301	$133,077,930
Other financial instruments:
Interest rate swaps	—	$407,885	—	$407,885
Credit default swaps on corporate issues — buy protection‡	—	2,859	—	2,859
Total other financial instruments	—	$410,744	—	$410,744
Total	$1,512	$132,692,861	$794,301	$133,488,674

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Futures contracts	$19,633	—	—	$19,633
Interest rate swaps	—	$60,760	—	60,760
Credit default swaps on corporate issues — buy protection‡	—	4,181	—	4,181
Total	$19,633	$64,941	—	$84,574

†	See Schedule of Investments for additional detailed categorizations.

‡	Values include any premiums paid or received with respect to swap contracts.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund

30	Western Asset Variable Rate Strategic Fund Inc. 2013 Annual Report

acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Reverse repurchase agreements. The Fund may enter into reverse repurchase agreements. Under the terms of a typical reverse repurchase agreement, a fund sells a security subject to an obligation to repurchase the security from the buyer at an agreed-upon time and price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In entering into reverse repurchase agreements, the Fund will maintain cash, U.S. government securities or other liquid debt obligations at least equal in value to its obligations with respect to reverse repurchase agreements or will take other actions permitted by law to cover its obligations.

(d) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

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Notes to financial statements (cont’d)

(e) Forward foreign currency contracts. The Fund may enter into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market (“OTC Swaps”) or may be executed on a registered exchange (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of September 30, 2013, the Fund did not hold any credit default swaps to sell protection.

32	Western Asset Variable Rate Strategic Fund Inc. 2013 Annual Report

For average notional amounts of swaps held during the year ended September 30, 2013, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the

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Notes to financial statements (cont’d)

Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(g) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

34	Western Asset Variable Rate Strategic Fund Inc. 2013 Annual Report

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(h) Swaptions. The Fund purchases and writes swaption contracts to manage exposure to an underlying instrument. The Fund may also purchase or write swaptions to manage exposure to fluctuations in interest rates or to enhance yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers. Changes in the value of the swaption are reported as unrealized gains or losses in the Statement of Operations.

(i) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

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Notes to financial statements (cont’d)

(j) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(k) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(l) Unfunded loan commitments. The Fund may enter into certain credit agreements where all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At September 30, 2013, the Fund had sufficient cash and/or securities to cover these commitments.

36	Western Asset Variable Rate Strategic Fund Inc. 2013 Annual Report

(m) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of September 30, 2013, the Fund held OTC credit default swaps and interest rate swaps with credit related contingent features which had a liability position of $21,018. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(n) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk

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Notes to financial statements (cont’d)

related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(o) Other risks. Consistent with its objective to seek high current income, the Fund may invest in instruments whose values and interest rates are linked to foreign currencies, interest rates, indices or some other financial indicator. The value at maturity or interest rates for these instruments will increase or decrease according to the change in the indicator to which they are indexed, amongst other factors. These securities are generally more volatile in nature, and the risk of loss of principal may be greater.

(p) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(q) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared quarterly and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(r) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(s) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing

38	Western Asset Variable Rate Strategic Fund Inc. 2013 Annual Report

requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

However, due to the timing of when distributions are made by the Fund, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income and 98.2% of net realized gains exceed the distributions from such taxable income and realized gains for the calendar year. The Fund paid $108,322 of Federal excise taxes attributable to calendar year 2012 in March 2013 and estimates it will pay approximately $76,000 of Federal excise tax attributable to calendar year 2013.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of September 30, 2013, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(t) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
(a)	$108,322	—	$(108,322)
(b)	(59,450)	$59,450	—

(a)	Reclassifications are primarily due to a non-deductible excise tax paid by the Fund.

(b)

Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes, differences between book and tax amortization of premium on fixed income securities, losses from mortgage backed securities treated as capital losses for tax purposes and book/tax differences in the treatment of swaps.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited (“Western Asset Limited”) and Western Asset Management Company Pte. Ltd. (“Western Singapore”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Asset Limited and Western Singapore are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.75% of the Fund’s average daily net assets plus the proceeds of any outstanding borrowings.

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Notes to financial statements (cont’d)

LMPFA delegates to Western Asset the day-to-day portfolio management of the Fund. Western Asset Limited and Western Singapore do not receive any compensation from the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Limited and Western Singapore a subadvisory fee of 0.30% on assets managed by Western Asset Limited and Western Singapore, respectively.

During periods in which the Fund utilizes financial leverage, the fees which are payable to the investment manager as a percentage of the Fund’s net assets will be higher than if the Fund did not utilize leverage because the fees are calculated as a percentage of the Fund’s assets, including those investments purchased with leverage.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the year ended September 30, 2013, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$19,951,347	$6,682,856
Sales	26,142,478	485,061

At September 30, 2013, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$8,077,397
Gross unrealized depreciation	(7,177,057)
Net unrealized appreciation	$900,340

Transactions in reverse repurchase agreements for the Fund during the year ended September 30, 2013 were as follows:

Average Daily Balance*	Weighted Average Interest Rate*	Maximum Amount Outstanding
$5,525,667	0.49%	$8,394,460

*	Averages based on the number of days that Fund had reverse repurchase agreements outstanding.

Interest rates on reverse repurchase agreements ranged from 0.36% to 0.85% during the year ended September 30, 2013. Interest expense incurred on reverse repurchase agreements totaled $27,144.

At September 30, 2013, the Fund had the following open reverse repurchase agreements:

Counterparty	Rate	Effective Date	Maturity Date	Face Amount of Reverse Repurchase Agreements
Deutsche Bank	0.36%	9/16/2013	10/16/2013	$8,394,460

40	Western Asset Variable Rate Strategic Fund Inc. 2013 Annual Report

On September 30, 2013, the total market value of underlying collateral (refer to the Schedule of Investments for positions held at the counterparty as collateral for reverse repurchase agreements) for open reverse repurchase agreements was $8,809,826.

At September 30, 2013, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Loss
Contracts to Sell:
U.S. Treasury 2-Year Notes	11	12/13	$2,416,292	$2,422,922	$(6,630)
U.S. Treasury 5-Year Notes	1	12/13	118,966	121,047	(2,081)
U.S. Treasury 10-Year Notes	5	12/13	621,031	631,953	(10,922)
Net unrealized loss on open futures contracts					$(19,633)

During the year ended September 30, 2013, written option transactions for the Fund were as follows:

	Notional Par	Premiums
Written options, outstanding as of September 30, 2012	$28,669,000	$120,768
Options written	—	—
Options closed	(28,669,000)	(120,768)
Options exercised	—	—
Options expired	—	—
Written options, outstanding as of September 30, 2013	—	—

At September 30, 2013, the Fund held the following open OTC swap contracts:

INTEREST RATE SWAPS
Swap Counterparty	Notional Amount	Termination Date	Payments Made By The Fund†	Payments Received By The Fund†	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Barclays Capital Inc.	$5,000,000	9/6/14	0.633% Semi-Annually	3-Month LIBOR	—	$(14,882)
Barclays Capital Inc.	2,500,000	9/7/22	1.670% Semi-Annually	3-Month LIBOR	—	190,642
Credit Suisse	5,000,000	5/10/22	1.985% Semi-Annually	3-Month LIBOR	—	217,243
Morgan Stanley & Co. Inc.	10,000,000	10/18/13	0.658% Semi-Annually	3-Month LIBOR	—	(1,955)
Total	$22,500,000				—	$391,048

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — BUY PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Implied Credit Spread At September 30, 2013[3]	Periodic Payments Made By The Fund†	Market Value[4]	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480% due 11/15/13)	$90,000	3/20/15	2.37%	5.000% quarterly	$(3,421)	$258	$(3,679)
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480% due 11/15/13)	120,000	3/20/20	5.44%	5.000% quarterly	2,639	2,043	596

Western Asset Variable Rate Strategic Fund Inc. 2013 Annual Report	41

Notes to financial statements (cont’d)

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — BUY PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Implied Credit Spread At September 30, 2013[3]	Periodic Payments Made By The Fund†	Market Value[4]	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480%, due 11/15/13)	$20,000	3/20/15	2.37%	5.000% quarterly	$(760)	$80	$(840)
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480%, due 11/15/13)	10,000	3/20/20	5.44%	5.000% quarterly	220	206	14
Total	$240,000				$(1,322)	$2,587	$(3,909)

At September 30, 2013, the Fund held the following open centrally cleared swap contracts:

INTEREST RATE SWAPS
Swap Counterparty	Notional Amount	Termination Date	Payments Made By The Fund†	Payments Received By The Fund†	Upfront Premiums Paid (received)	Unrealized Depreciation
Credit Suisse	5,000,000	9/23/20	2.289% semi-annually	3-Month LIBOR	—	(43,923)

[1]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

[4]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

At September 30, 2013, the Fund held collateral received from Credit Suisse and Barclays Capital Inc., in the amounts of $408,562 and $320,649 on interest rate swap contracts valued at $217,243 and $175,760, respectively. Net exposures to the counterparties were $(191,319) and $(144,889), respectively. Net exposure represents the net receivable/payable that would be due from/to the counterparty in the event of default.

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

42	Western Asset Variable Rate Strategic Fund Inc. 2013 Annual Report

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at September 30, 2013.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Credit Risk	Total
OTC swap contracts[2]	$407,885	$2,859	$410,744

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Credit Risk	Total
Futures contracts[3]	$19,633	—	$19,633
OTC swap contracts[2]	16,837	$4,181	21,018
Centrally cleared swap contracts[3]	43,923	—	43,923
Total	$80,393	$4,181	$84,574

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]	Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

[3]

Includes cumulative appreciation (depreciation) of futures contracts and centrally cleared swap contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables of the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended September 30, 2013. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Written options	$113,888	—	—	$113,888
Futures contracts	(16,342)	—	—	(16,342)
Forward foreign currency contracts	—	$(31,261)	—	(31,261)
OTC swap contracts	(570,997)	—	$(14,339)	(585,336)
Total	$(473,451)	$(31,261)	$(14,339)	$(519,051)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Written options	$(111,428)	—	—	$(111,428)
Futures contracts	(6,728)	—	—	(6,728)
Forward foreign currency contracts	—	$1,503	—	1,503
OTC swap contracts	1,050,004	—	$(10,040)	1,039,964
Centrally cleared swap contracts	(43,923)	—	—	(43,923)
Total	$887,925	$1,503	$(10,040)	$879,388

Western Asset Variable Rate Strategic Fund Inc. 2013 Annual Report	43

Notes to financial statements (cont’d)

During the year ended September 30, 2013, the volume of derivative activity for the Fund was as follows:

Average Market Value
Written options†	$1,991
Futures contracts (to buy)†	4,985,487
Futures contracts (to sell)	1,421,395
Forward foreign currency contracts (to buy)†	88,476
Forward foreign currency contracts (to sell)†	156,468

Average Notional Balance
Interest rate swap contracts	$57,260,769
Credit default swap contracts (to buy protection)	272,308

†	At September 30, 2013, there were no open positions held in this derivative.

5. Distributions subsequent to September 30, 2013

On August 15, 2013, the Fund’s Board of Directors (the “Board”) declared three distributions, each in the amount of $0.0725 per share, payable on September 27, 2013, October 25, 2013 and November 29, 2013 to shareholders of record on September 20, 2013, October 18, 2013 and November 22, 2013, respectively. The October and November record date distributions were made subsequent to the period end of this report.

On November 14, 2013, the Fund’s Board declared three distributions, each in the amount of $0.0725 per share, payable on December 27, 2013, January 31, 2014 and February 28, 2014 to shareholders of record on December 20, 2013, January 24, 2014 and February 21, 2014, respectively.

6. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended September 30, were as follows:

	2013	2012
Distributions Paid From:
Ordinary Income	$5,799,923	$5,356,963

As of September 30, 2013, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$2,697,055
Deferred Capital Losses*	(6,076,602)
Capital loss carryforward**	(4,735,221)
Other book/tax temporary differences(a)	(79,200)
Unrealized appreciation/(depreciation)(b)	1,227,395
Total accumulated earnings/(losses) — net	$(6,966,573)

*	These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred.

44	Western Asset Variable Rate Strategic Fund Inc. 2013 Annual Report

**	As of September 30, 2013, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
9/30/2019	$(4,735,221)

This amount will be available to offset any future taxable capital gains.

(a)

Other book/tax temporary differences are attributable primarily to the differences between book/tax difference in the accrual of interest income on securities in default, the realization for tax purposes of unrealized losses on certain futures contracts and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation / (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums on fixed income securities.

Western Asset Variable Rate Strategic Fund Inc. 2013 Annual Report	45

Report of independent registered public accounting firm

The Board of Directors and Shareholders

Western Asset Variable Rate Strategic Fund Inc.:

We have audited the accompanying statement of assets and liabilities of Western Asset Variable Rate Strategic Fund Inc. (the “Fund”), including the schedule of investments, as of September 30, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset Variable Rate Strategic Fund Inc. as of September 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

November 20, 2013

46	Western Asset Variable Rate Strategic Fund Inc. 2013 Annual Report

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset Variable Rate Strategic Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is c/o Kenneth D. Fuller, 100 International Drive, 5th Floor, Baltimore, Maryland 21202. Information pertaining to the Directors and officers of the Fund is set forth below.

Independent Directors†:
Carol L. Colman
Year of birth	1946
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2004
Principal occupation(s) during past five years	President, Colman Consulting Company (consulting)
Number of portfolios in fund complex overseen by Director (including the Fund)	31
Other board memberships held by Director during past five years	None

Daniel P. Cronin
Year of birth	1946
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2004
Principal occupation(s) during past five years	Retired; formerly, Associate General Counsel, Pfizer Inc. (prior to and including 2004)
Number of portfolios in fund complex overseen by Director (including the Fund)	31
Other board memberships held by Director during past five years	None

Paolo M. Cucchi
Year of birth	1941
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years	Professor of French and Italian at Drew University; formerly, Vice President and Dean of College of Liberal Arts at Drew University (1984 to 2009)
Number of portfolios in fund complex overseen by Director (including the Fund)	31
Other board memberships held by Director during past five years	None

Western Asset Variable Rate Strategic Fund Inc.	47

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Independent Directors cont’d
Leslie H. Gelb
Year of birth	1937
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class II
Term of office[1] and length of time served	Since 2004
Principal occupation(s) during past five years	President Emeritus and Senior Board Fellow (since 2003), The Council on Foreign Relations; formerly, President, (prior to 2003), the Council on Foreign Relations; formerly, Columnist, Deputy Editorial Page Editor and Editor,
Op-Ed Page, The New York Times
Number of portfolios in fund complex overseen by Director (including the Fund)	31
Other board memberships held by Director during past five years	Director of two registered investment companies advised by Aberdeen Asset Management Asia Limited (since 1994)

William R. Hutchinson
Year of birth	1942
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class II
Term of office[1] and length of time served	Since 2004
Principal occupation(s) during past five years	President, W.R. Hutchinson & Associates Inc. (Consulting) (since 2001)
Number of portfolios in fund complex overseen by Director (including the Fund)	31
Other board memberships held by Director during past five years	Director (Non-Executive Chairman of the Board (since December 1, 2009)), Associated Banc Corp. (banking) (since 1994)

Eileen A. Kamerick[2]
Year of birth	1958
Position(s) held with Fund	Director and Member of Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2013
Principal occupation(s) during past five years	CFO, Press Ganey Associates (health care informatics company) (since 2012); formerly Managing Director and CFO, Houlihan Lokey (international investment bank) (2010 to 2012); Senior Vice President, CFO & CLO, Tecta America Corp. (commercial roofing company) (2008 to 2010); Executive Vice President and CFO, Bearing Point Inc. (management and technology consulting firm) (2008); Executive Vice President, CFO and CAO Heidrick & Struggles (international executive search and leadership consulting firm) (2004 to 2008)
Number of portfolios in fund complex everseen by Director (including the Fund)	31
Other board memberships held by Director during past five years	Director of Associated Banc-Corp (financial services company) (since 2007); Westell Technologies, Inc. (technology company) (since 2003)

48	Western Asset Variable Rate Strategic Fund Inc.

Independent Directors cont’d
Riordan Roett
Year of birth	1938
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2004
Principal occupation(s) during past five years	The Sarita and Don Johnston Professor of Political Science and Director of Western Hemisphere Studies, Paul H. Nitze School of Advanced International Studies, The John Hopkins University (since 1973)
Number of portfolios in fund complex overseen by Director (including the Fund)	31
Other board memberships held by Director during past five years	None

Jeswald W. Salacuse
Year of birth	1938
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2004
Principal occupation(s) during past five years	Henry J. Braker Professor of Commercial Law, The Fletcher School of Law and Diplomacy, Tufts University (since 1986); President and Member, Arbitration Tribunal, World Bank/ICSID (since 2004)
Number of portfolios in fund complex overseen by Director (including the Fund)	31
Other board memberships held by Director during past five years	Director of two registered investment companies advised by Aberdeen Asset Management Asia Limited; India Fund, Inc. and Asia Tigers Fund, Inc. (since 1993)

Western Asset Variable Rate Strategic Fund Inc.	49

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Interested Director and Officer:
Kenneth D. Fuller[3]
Year of birth	1958
Position(s) held with Fund[1]	Director, Chairman, President and Chief Executive Officer, Class II
Term of office[1] and length of time served	Since 2013
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2013); Officer and/or Trustee/Director of 167 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2013); President and Chief Executive Officer of LM Asset Services, LLC (“LMAS”) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (formerly registered investment advisers) (since 2013); formerly, Senior Vice President of LMPFA (2012 to 2013); formerly, Director of Legg Mason & Co. (2012 to 2013); formerly, Vice President of Legg Mason & Co. (2009 to 2012); formerly, Vice President — Equity Division of T. Rowe Price Associates (1993 to 2009), as well as Investment Analyst and Portfolio Manager for certain asset allocation accounts (2004 to 2009).
Number of portfolios in fund complex overseen by Director (including the Fund)	156
Other board memberships held by Director during past five years	None

Additional Officers:
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) held with Fund[1]	Chief Compliance Officer
Term of office[1] and length of time served	Since 2006
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

50	Western Asset Variable Rate Strategic Fund Inc.

Additional Officers cont’d
Vanessa A. Williams Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1979
Position(s) with Fund[1]	Identity Theft Prevention Officer
Term of office[1] and length of time served	Since 2011
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2012); Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (2011 to 2013); formerly, Senior Compliance Officer of Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) held with Fund[1]	Secretary and Chief Legal Officer
Term of office[1] and length of time served	Since 2004
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) held with Fund[1]	Assistant Secretary
Term of office[1] and length of time served	Since 2006
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LMAS (since 2002) and LMFAM (since 2013)

Western Asset Variable Rate Strategic Fund Inc.	51

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Additional Officers cont’d
Richard F. Sennett Legg Mason 100 International Drive, 5th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) held with Fund[1]	Principal Financial Officer
Term of office[1] and length of time served	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Steven Frank Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1967
Position(s) held with Fund[1]	Treasurer
Term of office[1] and length of time served	Since 2010
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. and Legg Mason & Co. predecessors (since 2002); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Fund[1]	Senior Vice President
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006) and LMFAM (since 2013); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†	Directors who are not “interested persons” of the Fund within the meaning of Section (a)(19) of the 1940 Act.

[1]

The Fund’s Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of office of the Class I, II and III Directors expire at the Annual Meetings of Stockholders in the year 2016, year 2014 and year 2015, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund’s executive officers are chosen each year at the first meeting of the Fund’s Board of Directors following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.

[2]	Effective February 1, 2013, Ms. Kamerick became a Director.

[3]

Effective June 1, 2013, Mr. Fuller was appointed to the position of Chairman, President and Chief Executive Officer. Prior to this date, R. Jay Gerken served as Chairman, President and Chief Executive Officer. Mr. Gerken retired effective May 31, 2013, Mr. Fuller is an “interested person” of the Fund as defined in the 1940 Act because Mr. Fuller is an officer of LMPFA and certain of its affiliates.

52	Western Asset Variable Rate Strategic Fund Inc.

Annual chief executive officer and

principal financial officer certifications (unaudited)

The Fund’s Chief Executive Officer (“CEO”) has submitted to the NYSE the required annual certification and the Fund also has included the certifications of the Fund’s CEO and Principal Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.

Western Asset Variable Rate Strategic Fund Inc.	53

Other shareholder communications regarding accounting

matters (unaudited)

The Fund’s Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Chief Compliance Officer (“CCO”). Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to the Fund’s Audit Committee Chair (together with the CCO, “Complaint Officers”). Complaints may be submitted on an anonymous basis.

The CCO may be contacted at:

Legg Mason & Co., LLC

Compliance Department

620 Eighth Avenue, 49th Floor

New York, New York 10018

Complaints may also be submitted by telephone at 1-800-742-5274. Complaints submitted through this number will be received by the CCO.

54	Western Asset Variable Rate Strategic Fund Inc.

Dividend reinvestment plan (unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all distributions, on your common shares (the “Common Shares”) will be automatically reinvested by American Stock Transfer & Trust Company (“AST”), as agent for the holders of Common Shares (the “Common Shareholders”) (the “Plan Agent”), in additional Common Shares under the Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by AST, as dividend paying agent.

If you participate in the Plan, the number of Common Shares you will receive will be determined as follows:

1. If the market price of the Common Shares on the record date (or, if the record date is not a New York Stock Exchange (the “Exchange”) trading day, the immediately preceding trading day) for determining shareholders eligible to receive the relevant dividend or distribution (the “determination date”) is equal to or exceeds 98% of the net asset value per share of the Common Shares, the Fund will issue new Common Shares at a price equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Exchange on the determination date or (b) 95% of the market price per share of the Common Shares on the determination date.

2. If 98% of the net asset value per share of the Common Shares exceeds the market price of the Common Shares on the determination date, the Plan Agent will receive the distribution in cash and will buy Common Shares in the open market, on the Exchange or elsewhere, for your account as soon as practicable commencing on the trading day following the determination date and terminating no later than the earlier of (a) 30 days after the distribution payment date, or (b) the record date for the next succeeding distribution to be made to the Common Shareholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price rises so that it equals or exceeds 98% of the net asset value per share of the Common Shares at the close of trading on the Exchange on the determination date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Shares in the open market and the Fund shall issue the remaining Common Shares at a price per share equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Exchange on the determination date or (b) 95% of the then current market price per share.

The Plan Agent maintains all participants’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in noncertificated form. Any proxy you receive will include all Common Shares you have received under the Plan.

Western Asset Variable Rate Strategic Fund Inc.	55

Dividend reinvestment plan (unaudited) (cont’d)

You may withdraw from the Plan by notifying the Plan Agent in writing at 6201 15th Avenue, Brooklyn, New York 11219 or by calling the Plan Agent at 1-888-888-0151. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared distribution on the Common Shares. The Plan may be terminated by the Fund upon notice in writing mailed to Common Shareholders at least 30 days prior to the record date for the payment of any distribution by the Fund for which the termination is to be effective. Upon any termination, you will be sent a certificate or certificates for the full Common Shares held for you under the Plan and cash for any fractional Common Shares. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your shares on your behalf. You will be charged a service charge and the Plan Agent is authorized to deduct brokerage charges actually incurred for this transaction from the proceeds.

There is no service charge for reinvestment of your distributions in Common Shares. How- ever, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all distributions will be automatically reinvested in additional Common Shares, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Shares over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets. Invest- ors will be subject to income tax on amounts reinvested under the plan.

Automatically reinvesting distributions does not mean that you do not have to pay income taxes due upon receiving distributions.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan and your account may be obtained from the Plan Agent at 1-888-888-0151.

56	Western Asset Variable Rate Strategic Fund Inc.

Western Asset

Variable Rate Strategic Fund Inc.

Directors

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Leslie H. Gelb

Kenneth D. Fuller*

Chairman

William R. Hutchinson

Eileen A. Kamerick**

Riordan Roett

Jeswald W. Salacuse

Officers

Kenneth D. Fuller*

President and Chief Executive Officer

Richard F. Sennett

Principal Financial Officer

Ted P. Becker

Chief Compliance Officer

Vanessa A. Williams

Identity Theft Prevention Officer

Robert I. Frenkel

Secretary and Chief Legal Officer

Thomas C. Mandia

Assistant Secretary

Steven Frank

Treasurer

Jeanne M. Kelly

Senior Vice President

Western Asset Variable Rate Strategic Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company

Western Asset Management Company Limited

Western Asset Management Company Pte. Ltd.

Custodian

State Street Bank and Trust Company

1 Lincoln Street

Boston, MA 02111

Transfer agent

American Stock Transfer & Trust Company

6201 15th Avenue

Brooklyn, NY 11219

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legal counsel

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, NY 10017

New York Stock Exchange Symbol

GFY

*	Effective June 1, 2013, Mr. Fuller became Chairman, President and Chief Executive Officer.

**	Effective February 1, 2013, Ms. Kamerick became a Director.

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive.The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates.The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so.The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law.The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.lmcef.com, or contact the Fund at 1-888-777-0102.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

Western Asset Variable Rate Strategic Fund Inc.

Western Asset Variable Rate Strategic Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.lmcef.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Variable Rate Strategic Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

American Stock

Transfer & Trust Company

6201 15th Avenue

Brooklyn, NY 11219

WASX01047 11/13 SR13-2064

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that William R. Hutchinson, a member of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Hutchinson as the Audit Committee’s financial expert.
Mr. Hutchinson is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending September 30, 2012 and September 30, 2013 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $74,500 in 2012 and $76,800 in 2013.

b) Audit-Related Fees. There were no fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of the Item 4 for Western Asset Variable Rate Strategic Fund Inc.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in 2012 and $7,000 in 2013. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item 4 for the Western Asset Variable Rate Strategic Fund Inc.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset Variable Rate Strategic Fund Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset Variable Rate Strategic Fund Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2012 and 2013; Tax Fees were 100% and 100% for 2012 and 2013; and Other Fees were 100% and 100% for 2012 and 2013.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset Variable Rate Strategic Fund Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset Variable Rate Strategic Fund Inc. during the reporting period were $0 in 2013.

(h) Yes. Western Asset Variable Rate Strategic Fund Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Western Asset Variable Rate Strategic Fund Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)58(A) of the Exchange Act. The Audit Committee consists of the following Board members:

William R. Hutchinson
Paolo M. Cucchi
Daniel P. Cronin
Carol L. Colman
Leslie H. Gelb
Eileen A. Kamerick (Effective February 14, 2013)
Dr. Riordan Roett
Jeswald W. Salacuse

b) Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES & PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Proxy Voting Guidelines and Procedures

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) delegates the responsibility for voting proxies for the fund to the subadviser through its contracts with the subadviser. The subadviser will use its own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the fund. Should LMPFA become responsible for voting proxies for any reason, such as the inability of the subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained.

The subadviser’s Proxy Voting Policies and Procedures govern in determining how proxies relating to the fund’s portfolio securities are voted and are provided below. Information regarding how each fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 888-777-0102, (2) on the fund’s website at http://www.lmcef.com and (3) on the SEC’s website at http://www.sec.gov.

Background

Western Asset Management Company (“WA”), Western Asset Management Company Limited (“WAML”) and Western Asset Management Company Pte. Ltd. (“WAMC”) (together “Western Asset”) have adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (except that WA, WAML and WAMC may so consult and agree with each other) regarding the voting of any securities owned by its clients.

Policy

Western Asset’s proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are handled in the best interest of our clients. While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Western Asset’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Western Asset deems appropriate).

Procedures

Responsibility and Oversight

The Western Asset Legal and Compliance Department (“Legal and Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Legal and Compliance Department maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

a.	Proxies are reviewed to determine accounts impacted.

b.	Impacted accounts are checked to confirm Western Asset voting authority.

c.	Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d.	If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e.	Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

f.	Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a.	A copy of Western Asset’s policies and procedures.

b.	Copies of proxy statements received regarding client securities.

c.	A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d.	Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e.	A proxy log including:

1.	Issuer name;

2.	Exchange ticker symbol of the issuer’s shares to be voted;

3.	Committee on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4.	A brief identification of the matter voted on;

5.	Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6.	Whether a vote was cast on the matter;

7.	A record of how the vote was cast; and

8.	Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Part II of the WA Form ADV, the WAML Form ADV and the WAMC Form ADV, each, contain a description of Western Asset’s proxy policies. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1.	Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2.	Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3.	Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1. Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a.	Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b.	Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c.	Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d.	Votes are cast on a case-by-case basis in contested elections of directors.

2. Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b.	Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c.	Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3. Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a.	Western Asset votes for proposals relating to the authorization of additional common stock.

b.	Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c.	Western Asset votes for proposals authorizing share repurchase programs.

4. Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5. Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a.	Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b.	Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6. Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a.	Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b.	Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1.	Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2.	Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3.	Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

Retirement Accounts

For accounts subject to ERISA, as well as other Retirement Accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The Department of Labor (“DOL”) has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary. Furthermore, unless Western Asset is expressly precluded from voting the proxies, the DOL has determined that the responsibility remains with the investment manager.

In order to comply with the DOL’s position, Western Asset will be presumed to have the obligation to vote proxies for its Retirement Accounts unless Western Asset has obtained a specific written instruction indicating that: (a) the right to vote proxies has been reserved to a named fiduciary of the client, and (b) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the Retirement Account client and in accordance with any proxy voting guidelines provided by the client.

ITEM 8.	INVESTMENT PROFESSIONALS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

NAME AND ADDRESS	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Stephen A. Walsh Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Responsible for the day-to-day management with other members of the Fund’s portfolio management team;; Deputy Chief Investment Officer of Western Asset from 2000 to 2008; Chief Investment Officer of Western Asset from 2008-2013; Co- Chief Investment Officer of Western Asset since 2013.

Dennis McNamara	Since 2010	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; portfolio manager at Western Asset since 2001.
Western Asset 385 East Colorado Blvd. Pasadena, CA 91101

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s investment professionals for the fund. Unless noted otherwise, all information is provided as of September 30, 2013.

Other Accounts Managed by Investment Professionals

The table below identifies the number of accounts (other than the fund) for which the fund’s portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

Portfolio Manager(s)	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Stephen A. Walsh‡	104 registered investment companies with $183.2 billion in total assets under management	241 Other pooled investment vehicles with $90.4 billion in assets under management*	712 Other accounts with $169.0 on in total assets under management**

Dennis McNamara	37 registered investment companies with $140.6 billion in total assets under management	33 Other pooled investment vehicles with $11.7 billion in assets under management***	161 Other accounts with $48.4 on in total assets under management****

*	Includes 7 accounts managed, totaling $1.1 billion, for which advisory fee is performance based.
**	Includes 60 accounts managed, totaling $15.8 billion, for which advisory fee is performance based.
***	Includes 3 accounts managed, totaling $547 million, for which advisory fee is performance based.
****	Includes 8 accounts managed totaling $1.5 billion, for which advisory fee is performance based.
‡	The numbers above reflect the overall number of portfolios managed by employees of Western Asset Management Company (“Western Asset”). Mr. Walsh is involved in the management of all the Firm’s portfolios, but they are not solely responsible for particular portfolios. Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. They are responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

(a)(3): Investment Professional Compensation

With respect to the compensation of the investment professionals, Western Asset’s compensation system assigns each employee a total compensation range, which is derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, the subadviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. The principal factor considered is an investment professional’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and with respect to a fund, the benchmark set forth in the fund’s Prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). Performance is reviewed on a 1, 3 and 5 year basis for compensation—with 3 years having the most emphasis. The subadviser may also measure an investment professional’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because investment professionals are generally responsible for multiple accounts (including the funds) with similar investment strategies, they are generally compensated on the performance of the aggregate group of similar accounts, rather than a specific account. Other factors that may be considered when making bonus decisions include client service, business development, length of service to the subadviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the subadviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

Conflicts of Interest

The manager, the subadviser and investment professionals have interests which conflict with the interests of the fund. There is no guarantee that the policies and procedures adopted by the manager, the subadviser and the fund will be able to identify or mitigate these conflicts of interest.

Some examples of material conflicts of interest include:

Allocation of Limited Time and Attention. An investment professional who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. An investment professional may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those funds and accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. Such an investment professional may make general determinations across multiple funds, rather than tailoring a unique approach for each fund. The effects of this conflict may be more pronounced where funds and/or accounts overseen by a particular investment professional have different investment strategies.

Allocation of Limited Investment Opportunities; Aggregation of Orders. If an investment professional identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit the fund’s ability to take full advantage of the investment opportunity. Additionally, the subadviser may aggregate transaction orders for multiple accounts for purpose of execution. Such aggregation may cause the price or brokerage costs to be less favorable to a particular client than if similar transactions were not being executed concurrently for other accounts. In addition, the subadviser’s trade allocation policies may result in the fund’s orders not being fully executed or being delayed in execution.

Pursuit of Differing Strategies. At times, an investment professional may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the investment professional may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts. For example, an investment professional may determine that it would be in the interest of another account to sell a security that the fund holds long, potentially resulting in a decrease in the market value of the security held by the fund.

Cross Trades. Investment professionals may manage funds that engage in cross trades, where one of the manager’s funds or accounts sells a particular security to another fund or account managed by the same manager. Cross trades may pose conflicts of interest because of, for example, the possibility that one account sells a security to another account at a higher price than an independent third party would pay or otherwise enters into a transaction that it would not enter into with an independent party, such as the sale of a difficult-to-obtain security.

Selection of Broker/Dealers. Investment professionals may select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide the subadviser with brokerage and research services, These services may be taken into account in the selection of brokers and dealers whether a broker is being selected to effect a trade on an agency basis for a commission or (as is normally the case for the funds) whether a dealer is being selected to effect a trade on a principal basis. This may result in the payment of higher brokerage fees and/or execution at a less favorable price than might have otherwise been available. The services obtained may ultimately be more beneficial to certain of the manager’s funds or accounts than to others (but not necessarily to the funds that pay the increased commission or incur the less favorable execution). A decision as to the selection of brokers and dealers could therefore yield disproportionate costs and benefits among the funds and/or accounts managed.

Variation in Financial and Other Benefits. A conflict of interest arises where the financial or other benefits available to an investment professional differ among the funds and/or accounts that he or she manages. If the amount or structure of the investment manager’s management fee and/or an investment professional’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the investment professional might be motivated to help certain funds and/or accounts over others. Similarly, the desire to maintain assets under management or to enhance the investment professional’s performance record or to derive other rewards, financial or otherwise, could influence the investment professional in affording preferential treatment to those funds and/or accounts that could most significantly benefit the investment professional. An investment professional may, for example, have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor such funds and/or accounts. Also, an investment professional’s or the manager’s or the subadviser’s desire to increase assets under management could influence the investment professional to keep a fund open for new investors without regard to potential benefits of closing the fund to new investors. Additionally, the investment professional might be motivated to favor funds and/or accounts in which he or she has an ownership interest or in which the investment manager and/or its affiliates have ownership interests. Conversely, if an investment professional does not personally hold an investment in the fund, the investment professional’s conflicts of interest with respect to the fund may be more acute.

Related Business Opportunities. The investment manager or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, an investment professional may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the investment manager and its affiliates.

(a)(4): Investment Professional Securities Ownership

The table below identifies the dollar range of securities beneficially owned by each investment professional as of September 30, 2013.

Portfolio Manager(s)	Dollar Range of Portfolio Securities Beneficially Owned
Stephen A. Walsh	D
Dennis McNamara	E

Dollar Range ownership is as follows:

A: none

B: $1 - $10,000

C: 10,001 - $50,000

D: $50,001 - $100,000

E: $100,001 - $500,000

F: $500,001 - $1 million

G: over $1 million

ITEM 9.	PURCHASES OF INCOME SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not Applicable

ITEM 11.	CONTROLS AND PROCEDURES.

(a)    The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)    There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.
Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Variable Rate Strategic Fund Inc.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer
Western Asset Variable Rate Strategic Fund Inc.

Date:	November 25, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer
Western Asset Variable Rate Strategic Fund Inc.

Date:	November 25, 2013

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer
Western Asset Variable Rate Strategic Fund Inc.

Date:	November 25, 2013